UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

Pioneer Municipal High Income Advantage FUND, INC. Pioneer Municipal High Income FUND, INC. Pioneer Municipal High Income OPPORTUNITIES FUND, INC.

(Name of Registrant(s) as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]         No fee required.

[   ]         Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)    Title of each class of securities to which transaction applies:

2)    Aggregate number of securities to which transaction applies:

3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)    Proposed maximum aggregate value of transaction:

5)    Total fee paid:

[  ]          Fee paid previously with preliminary materials.

[  ]          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)    Amount Previously Paid:

               2)    Form, Schedule or Registration Statement No.:

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               4)    Date Filed:

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION DATED AUGUST 9, 2024

PIONEER MUNICIPAL HIGH INCOME FUND, INC. (MHI)

PIONEER MUNICIPAL HIGH INCOME ADVANTAGE FUND, INC. (MAV)

PIONEER MUNICIPAL HIGH INCOME OPPORTUNITIES FUND, INC. (MIO)

60 State Street

Boston, Massachusetts 02109

1-833-406-5626

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

SCHEDULED FOR OCTOBER 3, 2024

To the stockholders of Pioneer Municipal High Income Fund, Inc., Pioneer Municipal High Income Advantage Fund, Inc. and Pioneer Municipal High Income Opportunities Fund, Inc.:

The annual meeting of stockholders (the “annual meeting”) of each of Pioneer Municipal High Income Fund, Inc., Pioneer Municipal High Income Advantage Fund, Inc. and Pioneer Municipal High Income Opportunities Fund, Inc. (each, a “fund” and, collectively, the “funds”) is scheduled to be held at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110, on Thursday, October 3, 2024 at 3:00 p.m., Eastern time, for the following purposes:

1.	To consider and vote upon the election of Directors as named in the attached proxy statement:

a.	For each of Pioneer Municipal High Income Fund, Inc. and Pioneer Municipal High Income Advantage Fund, Inc., to elect three class III Directors, two to be elected by the holders of shares of common stock of the applicable fund and preferred stock of the applicable fund voting together as a single class, and one to be elected by the holders of shares of preferred stock of the applicable fund voting as a separate class. Each elected Director will serve until the third annual meeting following his election and until his successor is duly elected and qualifies; and

b.	For Pioneer Municipal High Income Opportunities Fund, Inc., to elect four Directors:

(i)	three Class III Directors, to be elected by the holders of shares of common stock. Each elected Director will serve until the third annual meeting following his election and until his successor is duly elected and qualifies; and

(ii)	one Class II Director, to be elected by the holders of shares of common stock. The elected Director will serve until the second annual meeting following her election and until her successor is duly elected and qualifies; and

2.	To consider and vote upon any other business that may properly come before the annual meeting or any adjournments, postponements, continuation or rescheduling thereof.

The Board of Directors (the “Board”) of each fund knows of no business other than that mentioned in this Notice of Annual Meeting of Stockholders that will be presented for consideration at the annual meeting. If any other matters are properly presented at the annual meeting, it is the intention of the persons named as proxies by the Board to vote on such matters in accordance with their discretion.

Each fund will hold a separate meeting. Stockholders of each fund will vote separately.

The Board has fixed the close of business on August 9, 2024 as the record date for the determination of the stockholders entitled to notice of and to vote at each fund’s annual meeting and any adjournments, postponements, continuation or rescheduling thereof.

Please read this Proxy Statement carefully and authorize a proxy to vote your shares on the enclosed WHITE proxy card or by internet or telephone as recommended by the Board. Whether or not you expect to attend the annual meeting, and in order to facilitate timely receipt of your proxy vote, we urge you to sign, date and return the enclosed WHITE proxy card or authorize a proxy to vote your shares by internet or telephone as promptly as possible. Voting now will not limit your right to change your vote or to attend the annual meeting.

You may receive proxy solicitation materials from Saba Capital Management, L.P. and certain of its affiliates (“Saba Capital”) and/or other persons or entities affiliated with Saba Capital, including an opposition proxy statement and proxy card. Please be advised that the funds are not responsible for the accuracy of any information provided by or relating to Saba Capital contained in any proxy solicitation materials filed or disseminated by Saba Capital or any other statements that may be made by Saba Capital and/or other persons or entities affiliated with Saba Capital.

Do not send back any proxy card other than the enclosed WHITE proxy card, as this will cancel your prior vote for your Board’s nominees. The proxy card you submit with the latest date is the proxy card that will be counted. If you have previously returned a proxy card sent to you by Saba Capital, you can change your vote (i) by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided herewith; (ii) by recording your voting instructions via telephone or the internet following the instructions on the enclosed WHITE proxy card; or (iii) by voting at the annual meeting.

If you hold your shares through a broker-dealer, the broker-dealer is the record holder of your shares. If you do not give voting instructions to your broker-dealer, your broker-dealer will not be able to vote your shares with respect to the election of Directors. We urge you to instruct your broker-dealer to vote your shares on the WHITE proxy card.

If you sign the WHITE proxy card, but do not fill in a vote, your shares will be voted “FOR” the Board’s Director nominees. If any other business is brought before the annual meeting your shares will be voted at the discretion of the proxy holders named on the WHITE proxy card in accordance with their discretion, subject to compliance with Rule 14a-4(c) of the Exchange Act.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor: EQ Fund Solutions LLC, toll free at (800) 591-6309.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON OCTOBER 3, 2024: This Notice and the attached Proxy Statement are available on the Internet at https://proxyvotinginfo.com/p/amundi2024.

By Order of each Board of Directors,

Christopher J. Kelley, Chief Legal Officer and Secretary

Boston, Massachusetts

August [ ], 2024

-----------------

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xxxx-xx-0824

IMPORTANT

It is important that your shares be represented at the annual meeting, no matter how many or how few shares you own. Whether or not you expect to attend the annual meeting, and in order to facilitate timely receipt of your proxy vote, we urge you to sign, date and return the enclosed WHITE proxy card or vote by internet or telephone as promptly as possible. Stockholders who execute a proxy card may nevertheless revoke their proxy and attend and vote their shares at the annual meeting. “Street name” stockholders who wish to vote their shares at the annual meeting will need to obtain a legal proxy from the broker in whose name their shares are registered. The instructions for voting by Internet or telephone are provided on the enclosed WHITE proxy card.

Your Board strongly urges you not to sign or return any proxy card or voting instruction form that you may receive from Saba Capital or any person other than the Funds, even to withhold votes on Saba Capital’s Director nominee, as this will cancel your prior vote for your Board’s nominees. Any proxy card from Saba Capital that you sign and return for any reason will invalidate previous WHITE proxy cards you signed and returned.

Only your latest dated, signed proxy card or voting instruction form will be counted. Any proxy card may be revoked at any time prior to its exercise at the 2024 annual meeting as described in this Proxy Statement.

IMPORTANT!

PLEASE SIGN, DATE, AND MAIL THE ENCLOSED WHITE PROXY CARD TODAY!

WE URGE YOU NOT TO SIGN ANY PROXY CARD OR

VOTING INSTRUCTION FORM SENT TO YOU BY SABA CAPITAL

OR ANY PERSON OTHER THAN THE FUND

Remember, you can also vote your shares by telephone or via the Internet. Please follow the easy instructions on the enclosed WHITE proxy card.

If you have any questions or need assistance in voting
your shares, please contact our proxy solicitor:

EQ Fund Solutions LLC, toll free at (800) 591-6309.

TABLE OF CONTENTS
INTRODUCTION	1
WHO IS ELIGIBLE TO VOTE	2
INFORMATION CONCERNING THE MEETING	3
WHY DID YOU SEND ME THIS PROXY STATEMENT?	3
WHAT IS THE PURPOSE OF THE ANNUAL MEETING?	3
WHY IS THIS YEAR’S ANNUAL MEETING SO IMPORTANT?	3
WHAT ARE THE BOARD’S VOTING RECOMMENDATIONS?	3
ARE STOCKHOLDERS BEING ASKED TO CONSIDER ANY PROPOSALS RELATED TO THE COMBINATION OF THE FUNDS’ ADVISER, AMUNDI ASSET MANAGEMENT US, INC. WITH VICTORY CAPITAL HOLDINGS, INC. AT THE ANNUAL MEETING?	4
WHAT SHOULD I DO IF I RECEIVE A PROXY CARD OR VOTING INSTRUCTION FORM FROM SABA CAPITAL?	4
WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE WHITE PROXY CARD OR VOTING INSTRUCTION FORM?	4
I SHARE AN ADDRESS WITH ANOTHER STOCKHOLDER, AND WE RECEIVED ONLY ONE PROXY CARD OR VOTING INSTRUCTION FORM. HOW MAY I OBTAIN AN ADDITIONAL COPY OF THE PROXY MATERIALS?	5
WHO CAN VOTE AT THE ANNUAL MEETING?	5
HOW MANY VOTES DO I HAVE?	5
WHAT IS THE DIFFERENCE BETWEEN A “RECORD HOLDER” AND A “BENEFICIAL OWNER”?	5
IF I AM A STOCKHOLDER OF RECORD OF THE FUND’S SHARES, HOW DO I VOTE?	5
IF I AM A BENEFICIAL OWNER OF THE FUND’S SHARES HELD IN STREET NAME, HOW DO I VOTE?	5
HOW WILL WHITE PROXY CARDS BE VOTED?	6
WHAT HAPPENS IF I DO NOT GIVE SPECIFIC VOTING INSTRUCTIONS ON THE WHITE PROXY CARD?	6
CAN I CHANGE MY VOTE AFTER I HAVE VOTED?	6
WHO WILL PAY THE COSTS OF THE FUND’S PROXY SOLICITATION?	6
HOW CAN I ATTEND THE ANNUAL MEETING?	6
WHAT OTHER INFORMATION SHOULD I KNOW IN DECIDING HOW TO VOTE?	6
HOW CAN I OBTAIN ADDITIONAL COPIES OF THESE MATERIALS OR COPIES OF OTHER DOCUMENTS?	7
WHO CAN ANSWER MY QUESTIONS?	7
BACKGROUND OF THE SOLICITATION	8
PROPOSAL 1 – ELECTION OF DIRECTORS	11
GENERAL	11
DIRECTOR CLASS DESIGNATIONS AND TERMS OF OFFICE	14
INFORMATION REGARDING THE BOARD’S NOMINEES AND OTHER DIRECTORS	15
RESPONSIBILITIES OF THE BOARD OF DIRECTORS	18
BOARD COMMITTEES	19
AUDIT COMMITTEE REPORT	20
OVERSIGHT OF RISK MANAGEMENT	22

MATERIAL RELATIONSHIPS OF THE INDEPENDENT DIRECTORS	24
EXECUTIVE OFFICERS OF THE FUNDS	25
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS	26
INVESTMENT ADVISER AND ADMINISTRATOR	27
REQUIRED STOCKHOLDER VOTE	27
BOARD RECOMMENDATION	27
AUDITOR INFORMATION	28
AUDIT FEES	28
AUDIT-RELATED FEES	28
TAX FEES	29
ALL OTHER FEES	29
AFFILIATES’ FEES FOR NON-AUDIT SERVICES REQUIRED TO BE PRE-APPROVED	29
GENERAL AUDIT COMMITTEE APPROVAL POLICY	29
AGGREGATE NON-AUDIT FEES	30
INFORMATION CONCERNING THE MEETINGS	31
OUTSTANDING SHARES AND QUORUM	31
OWNERSHIP OF SHARES OF THE FUNDS	31
STOCKHOLDER PROPOSALS	32
PROXIES, QUORUM AND VOTING AT THE ANNUAL MEETING	33
ADJOURNMENTS	34
METHOD OF SOLICITATION AND EXPENSES	34
OTHER MATTERS	35
APPENDIX A: SUPPLEMENTAL INFORMATION CONCERNING PARTICIPANTS

PROXY STATEMENT OF

PIONEER MUNICIPAL HIGH INCOME FUND, INC. (MHI)

PIONEER MUNICIPAL HIGH INCOME ADVANTAGE FUND, INC. (MAV)

PIONEER MUNICIPAL HIGH INCOME OPPORTUNITIES FUND, INC. (MIO)

60 State Street

Boston, Massachusetts 02109

1-833-406-5626

PLEASE SIGN, DATE, AND MAIL THE ENCLOSED WHITE PROXY CARD TODAY!

ANNUAL MEETING OF STOCKHOLDERS

This proxy statement contains the information you should know before voting on the proposal described below.

Each fund will furnish without charge a copy of its most recent annual report and any more recent semi-annual report to any stockholder upon request. Stockholders who want to obtain a copy of a fund's reports should direct all written requests to the attention of the fund, at the address listed above, or should call the fund at 1-800-710-0935.

INTRODUCTION

This proxy statement and the enclosed WHITE proxy card are being furnished by the Board of Directors (the “Board”) of each of Pioneer Municipal High Income Fund, Inc., Pioneer Municipal High Income Advantage Fund, Inc. and Pioneer Municipal High Income Opportunities Fund, Inc. (each, a “fund” and, collectively, the “funds”) to solicit proxies to be voted at the annual meeting of stockholders (the “annual meeting”) of each fund. Participating in the annual meeting are holders of shares of common stock, $0.001 par value per share (the “Common Stock”), of each fund and the holders of shares of preferred stock, $0.001 par value per share (the “Preferred Stock”), of Pioneer Municipal High Income Fund, Inc. and Pioneer Municipal High Income Advantage Fund, Inc. Each meeting is scheduled to be held at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110, at 3:00 p.m., Eastern Time, on Thursday, October 3, 2024, and at any adjournment, postponement, continuation, or rescheduling thereof, for the purposes as set forth in the accompanying Notice of Annual Meeting of Stockholders. You may call the funds at 1-800-710-0935 for information on how to obtain directions to be able to attend the annual meeting and vote in person.

This proxy statement and the enclosed WHITE proxy card are being mailed to stockholders of each fund on or about August [ ], 2024. The annual report for each fund for its most recently completed fiscal year previously was mailed to stockholders.

This annual meeting is extremely important because, as of August 8, 2024, Saba Capital Management, L.P. (“Saba Capital”) has acquired approximately 15.72% of the outstanding shares of common stock of Pioneer Municipal High Income Fund, Inc. (“MHI”), 12.98% of the outstanding shares of common stock of Pioneer Municipal High Income Advantage Fund, Inc. (“MAV”), and 10.60% of the outstanding shares of common stock of Pioneer Municipal High Income Opportunities Fund, Inc. (“MIO”). Saba Capital is an activist investor that frequently targets registered closed-end investment funds. On March 28, 2024, Saba Capital provided each Fund with a notice (the “Saba Capital Stockholder Notice”) disclosing its intention to nominate one candidate for election to the Board of each Fund at the annual meeting in opposition to the highly qualified and very experienced nominees recommended by the Board. The Board unanimously recommends that you vote on the enclosed WHITE proxy card “FOR” all of the Board’s nominees, each of whom is a current Director.

Please read this Proxy Statement carefully and vote on the enclosed WHITE proxy card as recommended by the Board. Whether or not you expect to attend the annual meeting, and in order to facilitate timely receipt of your proxy vote, we urge you to sign, date and return the enclosed WHITE proxy card or authorize a proxy to vote your shares by internet or telephone as promptly as possible. Voting now will not limit your right to change your vote or to attend the annual meeting.

If Saba Capital proceeds with its solicitation of proxies for the election of its candidate as a Director at the annual meeting, you may receive proxy solicitation materials from Saba Capital and/or other persons or entities affiliated with Saba Capital, including an opposition proxy statement and proxy card. Please be advised that the funds are not responsible for the accuracy of any information provided by or relating to Saba Capital contained in any proxy solicitation materials filed or disseminated by Saba Capital or any other statements that may be made by Saba Capital and/or other persons or entities affiliated with Saba Capital.

Do not send back any proxy card other than the enclosed WHITE proxy card, even to withhold votes on Saba Capital’s Director nominee, as this will cancel your prior vote on any previously submitted WHITE proxy card for your Board’s nominees. The proxy card you submit with the latest date is the proxy card that will be counted. If you have previously returned a proxy card sent to you by Saba Capital, you can change your vote (i) by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided herewith; (ii) by recording your voting instructions via telephone or the internet following the instructions on the enclosed WHITE proxy card; or (iii) by voting at the annual meeting.

WHO IS ELIGIBLE TO VOTE

Stockholders of record of each fund as of the close of business on August 9, 2024 (the “record date”) are entitled to vote on all of the funds’ business at the annual meeting and any adjournments, postponements, continuation, or rescheduling thereof.

On any matter submitted to a vote of stockholders, each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote.

Even if you plan to attend the annual meeting, please sign, date and return the enclosed WHITE proxy card, or provide voting instructions by telephone or over the Internet. All properly executed WHITE proxy cards received prior to the annual meeting will be voted at the meeting. Each WHITE proxy card will be voted in accordance with its instructions; if no instruction is given, an executed WHITE proxy card will authorize the persons named on such proxy card as proxies, or any of them, to vote in favor of the election of each of the Board’s recommended Director nominees named on such WHITE proxy card.

If you authorize a proxy to vote your shares by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your WHITE proxy card. This code is designed to confirm your identity, provide access into the voting site and confirm that your instructions are properly recorded.

Stockholders of each fund will only vote on proposals relating to their fund.

The Board knows of no business other than that mentioned in the Notice of Annual Meeting of Stockholders that will be presented for consideration at the annual meeting. If any other matters are properly presented at the annual meeting, it is the intention of the persons named as proxies to vote on such matters in accordance with their discretion.

An executed WHITE proxy card delivered to a fund is revocable by the person giving it, prior to its exercise, by a signed writing filed with the fund’s Secretary, by executing and delivering a later dated proxy, or by attending and voting at the meeting. Merely attending the meeting will not revoke a previously executed proxy.

If you hold your shares through a broker-dealer, the broker-dealer is the record holder of your shares. Pursuant to the rules of the New York Stock Exchange (the “NYSE”), if you do not give voting instructions to your broker-dealer, your broker-dealer will not be able to vote your shares with respect to the election of Director nominees or any other proposal. We urge you to instruct your broker-dealer to vote your shares with the enclosed WHITE proxy card. Please consult with your broker-dealer regarding your ability to revoke voting instructions after they have been provided.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor: proxy solicitor: EQ Fund Solutions LLC, toll free at (800) 591-6309.

INFORMATION CONCERNING THE MEETING

Why did you send me this Proxy Statement?

We sent you this Proxy Statement and the accompanying WHITE proxy card because the Board is soliciting your proxy to vote at the annual meeting scheduled to be held on Thursday, October 3, 2024, at 3:00 p.m. (Eastern Time), and at any adjournments, postponements, continuation or rescheduling of the annual meeting. This Proxy Statement provides you with information that you should review before making a voting decision with regards to any of the matters described in this Proxy Statement.

Please read this Proxy Statement carefully and vote on the enclosed WHITE proxy card as recommended by the Board. Whether or not you expect to attend the annual meeting, and in order to facilitate timely receipt of your proxy, we urge you to sign, date and return the enclosed WHITE proxy card or vote by internet or telephone as promptly as possible. Do not send back any proxy card other than the enclosed WHITE proxy card.

What is the purpose of the annual meeting?

The annual meeting will be held for the following purposes:

●	For each of Pioneer Municipal High Income Fund, Inc. and Pioneer Municipal High Income Advantage Fund, Inc., to consider and vote upon the election of three class III Directors, two to be elected by the holders of shares of Common Stock of the applicable fund and Preferred Stock of the applicable fund voting together as a single class, and one to be elected by the holders of shares of Preferred Stock of the applicable fund, voting as a separate class. Each elected Director will serve until the third annual meeting following his or her election and until his or her successor is duly elected and qualifies; and
●	For Pioneer Municipal High Income Opportunities Fund, Inc., to consider and vote upon the election of four Directors:

(i) three Class III Directors, to be elected by the holders of shares of Common Stock. Each elected Director will serve until the third annual meeting following his or her election and until his or her successor is duly elected and qualifies; and

(ii) one Class II Director, to be elected by the holders of shares of Common Stock. The elected Director will serve until the second annual meeting following her election and until her successor is duly elected and qualifies; and

●	To consider any other business that may properly come before the annual meeting or any adjournments, postponements, continuation, or rescheduling thereof.

Why is this year’s annual meeting so important?

This annual meeting is extremely important because Saba Capital, an activist investor that frequently targets registered closed-end investment funds, provided each fund with a notice on March 28, 2024 (the “Saba Capital Stockholder Notice”) disclosing its intention to nominate one candidate for election to the Board of each fund at the annual meeting in opposition to the highly qualified and very experienced nominees recommended by the Board.

The fund does not intend to prevent Saba Capital from presenting at the annual meeting its proposed nominee. Accordingly, the Board unanimously recommends that you vote on the enclosed WHITE proxy card “FOR” all of the Board’s nominees, each of whom is a current Director.

What are the Board’s voting recommendations?

Each fund’s Board is composed of nine highly qualified individuals, seven of whom are Independent Directors, each committed to fostering the fund’s long-term ability to achieve its investment objective. After careful consideration, the Board unanimously recommends that, using the WHITE proxy card accompanying this Proxy Statement, you vote “FOR” all of the Board’s Director nominees named in this Proxy Statement (for Pioneer Municipal High Income Advantage Fund, Inc. and Pioneer Municipal High Income Fund, Inc.: Craig C. MacKay, Thomas J. Perna and Fred J. Ricciardi; and for Pioneer Municipal High Income Opportunities Fund, Inc.: Diane Durnin, Craig C. MacKay, Thomas J. Perna and Fred J. Ricciardi).

Proposal 1 – Election of Directors

As noted above, Saba Capital has disclosed its intention to nominate one candidate for election to the Board of each fund at the annual meeting in opposition to the highly qualified and very experienced nominees recommended by the Board. The Board does NOT endorse the nominee of Saba Capital and unanimously recommends that you vote on the WHITE proxy card “FOR” all of the Director nominees recommended by the Board and named in this Proxy Statement (for Pioneer Municipal High Income Advantage Fund, Inc. and Pioneer Municipal High Income Fund, Inc.: Craig C. MacKay, Thomas J. Perna and Fred J. Ricciardi; and for Pioneer Municipal High Income Opportunities Fund, Inc.: Diane Durnin, Craig C. MacKay, Thomas J. Perna and Fred J. Ricciardi), each of whom currently serves as a valued member of the Board. Do not send back any proxy card other than the enclosed WHITE proxy card.

See “PROPOSAL 1 – ELECTION OF DIRECTORS.”

Are stockholders being asked to consider any proposals related to the combination of the funds’ adviser, Amundi Asset Management US, Inc. with Victory Capital Holdings, Inc. at the annual meeting?

On July 9, 2024, Amundi, the parent company of Amundi Asset Management US, Inc. (the “Adviser”), each fund’s investment adviser, announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”). The closing of the Transaction is subject to certain regulatory approvals and other conditions. There is no assurance that the Transaction will close.

The closing of the Transaction would cause each fund’s current investment advisory agreement with the Adviser to terminate. Under the terms of the Transaction, each fund’s Board of Directors will be asked to approve a new investment advisory agreement for the fund with Victory Capital Management Inc., an affiliate of Victory Capital. If approved by the Board, each fund’s new investment advisory agreement will be submitted to the stockholders of the fund for their approval at a special meeting of stockholders. There is no assurance that the Board of a fund will approve the new investment advisory agreement. Other changes to the funds, including changes to each fund’s Board, also may be submitted to stockholders for their approval. Neither the Governance and Nominating Committee nor the Board of Directors have considered any other proposed directors.

Stockholders are not being asked to consider approval of a new investment advisory agreement or any other proposals related to the Transaction at this annual meeting.

What should I do if I receive a proxy card or voting instruction form from Saba Capital?

If Saba Capital proceeds with its solicitation of proxies for the election of its candidate as a Director at the annual meeting, you may receive proxy solicitation materials from Saba Capital and/or other persons or entities affiliated with Saba Capital, including an opposition proxy statement and proxy card. Please be advised that the funds are not responsible for the accuracy of any information provided by or relating to Saba Capital contained in any proxy solicitation materials filed or disseminated by Saba Capital or any other statements that may be made by Saba Capital and/or other persons or entities affiliated with Saba Capital.

DO NOT sign or return any proxy card or voting instruction form that may be sent to you by Saba Capital or any party other than the funds, even to withhold votes on Saba Capital’s Director nominee, as this will cancel any previously submitted vote on a WHITE proxy card or voting instruction form for your Board’s nominees.  If you submit a proxy card other than the WHITE proxy card, you may revoke that proxy by authorizing your proxy to vote “FOR” the Board’s nominees by telephone or the Internet by following the instructions on the WHITE proxy card or the voting instruction form provided by your broker or by completing, signing, dating, and returning the enclosed WHITE proxy card prior to the annual meeting. Only the latest validly executed proxy card or voting instruction form that you submit will be counted.

What does it mean if I receive more than one WHITE proxy card or voting instruction form?

You may receive more than one WHITE proxy card or voting instruction form. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction form for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you may receive more than one WHITE proxy card. To ensure that all of your shares are voted, please vote using each voting instruction form that you receive or complete, sign, date and return each WHITE proxy card that you receive.

I share an address with another stockholder, and we received only one proxy card or voting instruction form. How may I obtain an additional copy of the proxy materials?

The funds have adopted a procedure approved by the SEC called “householding.” Under this procedure, the funds deliver one set of proxy materials to multiple stockholders who share the same address unless the funds have received contrary instructions from one or more of the stockholders.

This procedure potentially means extra convenience for stockholders and reduces the funds’ printing and mailing costs as well as the environmental impact of its annual meetings. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, the funds will deliver promptly a separate copy of this Proxy Statement to any stockholder at a shared address to which the funds delivered a single copy of the proxy materials. If you are a stockholder who shares an address with another stockholder and would like only one copy of future proxy materials for your household, you may notify your broker if your shares are held in a brokerage account or notify us if you are the stockholder of record.

To receive free of charge a separate copy of the proxy materials, stockholders may contact EQ Fund Solutions LLC, toll free at (800) 591-6309.

Stockholders who hold shares in “street name” (as described below) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Who can vote at the annual meeting?

Only stockholders of record as of the close of business on the record date, August 9, 2024, (the “Record Date”) are entitled to notice of and to vote at each fund’s annual meeting.

How many votes do I have?

Stockholders as of the close of business on the Record Date will be entitled to one vote as to any matter on which they are entitled to vote and each fractional share shall be entitled to a proportionate fractional vote

What is the difference between a “record holder” and a “beneficial owner”?

If your shares are registered directly in your name, you are considered the “record holder” of your shares. If, on the other hand, your shares are held in a brokerage account or by a bank or other intermediary, you are considered the “beneficial owner” of shares held in street name. As a beneficial owner, you have the right to direct your broker or other intermediary on how to vote and you are also invited to attend the meeting. Since a beneficial owner is not the record holder, you may not vote these shares at the meeting unless you obtain a “legal proxy” from your broker or other intermediary that holds your shares, giving you the right to vote your shares at the meeting. Your broker or other intermediary has provided you with instructions regarding how to direct the voting of your shares.

If I am a stockholder of record of a fund’s shares, how do I vote?

If you are a stockholder of record, there are four ways to vote:

●	At the Annual Meeting. You may vote at the annual meeting by requesting a ballot when you arrive. You must bring valid picture identification such as a driver’s license or passport and proof of record stock ownership as of the Record Date.
●	Via the Internet. You may authorize a proxy to vote your shares via the Internet by following the instructions included on the WHITE proxy card or voting instruction form included with your materials.
●	By Telephone. You may authorize a proxy to vote your shares by calling the toll free number found on the WHITE proxy card or voting instruction form included with your materials.
●	By Mail. You may authorize a proxy to vote your shares by filling out the WHITE proxy card or voting instruction form and returning it in the envelope provided.

If I am a beneficial owner of a fund’s shares held in street name, how do I vote?

If you are a beneficial owner of shares held in street name, there are two ways to vote:

●	At the Annual Meeting. If you are a beneficial owner of shares held in street name and wish to vote at the annual meeting, you must obtain a “legal proxy” from the organization that holds your shares. A legal proxy is a written document that will authorize you to vote your shares held in street name at the annual meeting. Please contact the organization that holds your shares for instructions regarding obtaining a legal proxy. You must bring a copy of the legal proxy to the annual meeting and ask for a ballot when you arrive. You must also bring valid picture identification such as a driver’s license or passport and proof that the organization that holds your shares held such shares on the Record Date. In order for your vote to be counted, you must hand both the copy of the legal proxy and your completed ballot to be provided to the inspector of election.

●	By proxy. If you are a beneficial owner of shares held in street name, this Proxy Statement and accompanying materials have been forwarded to you by the organization that holds your shares. Such organization will vote your shares in accordance with your instructions using the methods set forth in the information provided to you by such organization.

How will WHITE proxy cards be voted?

All properly executed and unrevoked WHITE proxy cards received in time for the annual meeting will be voted in accordance with the instructions contained in such proxies.

What happens if I do not give specific voting instructions on the WHITE proxy card?

If the WHITE proxy card is signed and returned to the funds without giving specific voting instructions, the persons named as proxy holders on the WHITE proxy card will vote the shares represented thereby “FOR” all of the Board’s Director nominees, and, with respect to any other matters properly presented for a vote at the annual meeting, at the discretion of such proxy holders, subject to compliance with Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Board has named Lisa M. Jones, Christopher J. Kelley, and Thomas Reyes, or any of them, as proxies, each with the full power to appoint his or her substitute, and has authorized each of them to represent and to vote each fund’s shares as directed by stockholders.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the taking of the vote at the annual meeting. Prior to the applicable cutoff time, you may change your vote using the Internet or telephone methods described above, in which case only your latest Internet or telephone proxy submitted prior to the annual meeting will be counted. You may also revoke your proxy and change your vote by signing and returning a new proxy card or voting instruction form dated as of a later date, or by attending and voting at the annual meeting. However, your attendance at the annual meeting will not automatically revoke your proxy unless you properly vote at the annual meeting or specifically request that your prior proxy be revoked by delivering a written notice of revocation to the funds’ Secretary at 60 State Street, Boston, Massachusetts 02109.

If you voted using the proxy card sent to you by Saba Capital, you can revoke it by signing, dating, and returning the WHITE proxy card or voting instruction form in the postage-paid envelope provided or by submitting your proxy by telephone or by Internet by following the instructions on the WHITE proxy card or voting instruction form. Only your last-dated proxy or voting instruction form will count – any proxy or voting instruction form may be revoked at any time prior to its exercise at the annual meeting. If you decide to attend the annual meeting and wish to change your proxy vote, you may do so automatically by voting at the annual meeting.

Who will pay the costs of the funds’ proxy solicitation?

The funds are paying the costs of their solicitation of proxies, including, but not limited to, the cost of preparing, printing, and mailing this Proxy Statement, accompanying Notice of Annual Meeting of Stockholders, and the accompanying WHITE proxy card. These costs are estimated at approximately $1,400,000. The funds may also reimburse brokerage firms, banks, broker-dealers, or other similar organizations for the cost of forwarding proxy materials to beneficial owners of the shares held of record by such persons.

How can I attend the annual meeting?

The funds will admit to the annual meeting: (i) all stockholders of record of a fund as of the Record Date; (ii) persons holding proof of beneficial ownership thereof at the Record Date, such as a letter or account statement from a broker; (iii) persons who have been granted valid proxies; and (iv) such other persons that the funds, in their sole discretion, may elect to admit. For information on how to attend the annual meeting, you may contact the funds’ proxy solicitor, EQ Fund Solutions LLC, toll free at (800) 591-6309.

What other information should I know in deciding how to vote?

Please read the entire Proxy Statement because it contains important information about the Board’s Director nominees and other important information about the funds and the Board.

If Saba Capital proceeds with its solicitation of proxies for the election of its candidate as Director at the annual meeting, you will receive an opposing proxy statement and proxy card or other proxy solicitation materials from Saba Capital and/or other persons or entities affiliated with Saba Capital. The funds are not responsible for the accuracy of any information provided by or relating to Saba Capital contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Saba Capital and/or other persons or entities affiliated with Saba Capital, or any other statements it or they may otherwise make.

How can I obtain additional copies of these materials or copies of other documents?

This Proxy Statement and all other solicitation materials in connection with this proxy solicitation will be available on the internet, free of charge, at the SEC’s website https://www.edgar.sec.gov. Each fund will furnish without charge a copy of its Annual Report for the most recent fiscal year and any more recent semi-annual report to any stockholder upon request. Stockholders who want to obtain a copy of a fund’s reports should direct all written requests to the attention of the funds, at the address listed above, or should call the funds at (800) 710-0935. A copy of each fund’s Annual Report for the most recent fiscal year is also available from Amundi US’s website at amundi.com/US. You may also contact EQ Fund Solutions LLC for additional copies of either this Proxy Statement, other solicitation materials in connection with this proxy solicitation, or a fund’s Annual Report for the most recent fiscal year.

Who can answer my questions?

Your vote at this year’s annual meeting is extremely important, no matter how many or how few shares you own. Whether or not you expect to attend the annual meeting, and in order to facilitate timely receipt of your proxy vote, we respectfully urge you to sign, date and return the enclosed WHITE proxy card as promptly as possible. Voting now will not limit your right to change your vote or to attend the annual meeting. If you have questions or require assistance in the voting of your shares, please call EQ Fund Solutions LLC, the firm assisting the funds in the solicitation of proxies, toll free at (800) 591-6309,

BACKGROUND OF THE SOLICITATION

The following is a chronology of the material contacts and events in each fund’s relationship with Saba Capital leading up to the filing of this Proxy Statement:

PIONEER MUNICIPAL HIGH INCOME FUND, INC. (MHI)

●	On August 31, 2023, Saba Capital Management, L.P. (“Saba Capital”) filed with the U.S. Securities and Exchange Commission (“SEC”) its initial Schedule 13G reporting that it had become the beneficial owner of 5.13% of the fund’s outstanding shares of Common Stock. In its Schedule 13G, Saba Capital checked the box that it was eligible to file the Schedule 13G rather than a Schedule 13D pursuant to Rule 13d-1(c) which is the “passive investor” exemption. In other words, by checking the Rule 13d-1(c) exemption box, Saba was claiming that it had not acquired the fund’s securities with any purpose, or with the effect, of changing or influencing the control of the fund (or in connection with or as a participant in any transaction having that purpose or effect).
●	On October 3, 2023, Saba Capital filed with the SEC Amendment No. 1 to its Schedule 13G reporting that it had increased its beneficial ownership to 10.4% of the fund’s outstanding shares of Common Stock.
●	On January 5, 2024, Saba Capital filed with the SEC its initial Schedule 13D reporting that it had increased its beneficial ownership to 14.10% of the fund’s outstanding shares of Common Stock. Saba Capital also disclosed that it was on January 4, 2024 that it became required to file a Schedule 13D meaning that on such date it was no longer entitled to rely on the “passive investor” exemption that it had used to justify filing on Schedule 13G pursuant to Rule 13d-1(c). Saba Capital also disclosed in its Schedule 13D that, during the sixty days prior to filing of its Schedule 13D, it had acquired beneficial ownership of an additional 480,319 shares of Common Stock of the fund representing approximately 2% of the fund’s 22,771,349 shares of Common Stock outstanding at such time.
●	On March 28, 2024, Saba Capital Master Fund, Ltd., a private fund advised by Saba Capital, delivered a notice (the “Saba Capital Stockholder Notice”) to the fund notifying it of Saba Capital’s intention to nominate one nominee—Paul Kazarian— to stand for election to the Board at the 2024 annual meeting.
●	Also, on March 28, 2024, the fund acknowledged receipt of the Saba Capital Stockholder Notice
●	On April 1, 2024, Saba Capital filed with the SEC Amendment No. 1 to its Schedule 13D reporting that the Saba Capital Stockholder Notice had been delivered to the fund, and that Saba Capital had increased its beneficial ownership to 14.93% of the fund’s outstanding shares of Common Stock.
●	On May 3, 2024, Saba Capital filed with the SEC a Form 4 indicating that Saba Capital had increased its beneficial ownership to 15.08% of the fund’s outstanding shares of Common Stock.
●	On May 7, 2024, Saba Capital filed with the SEC a Form 4 indicating that Saba Capital had increased its beneficial ownership to 15.10% of the fund’s outstanding shares of Common Stock.
●	On May 15, 2024, members of the Board of the fund interviewed the proposed nominee in accordance with the provisions of the fund’s Bylaws.
●	On May 17, 2024, Saba Capital filed with the SEC a Form 4 indicating that Saba Capital had increased its beneficial ownership to 15.15% of the fund’s outstanding shares of Common Stock.
●	On May 23, 2024, Saba Capital filed with the SEC a Form 4 indicating that Saba Capital had increased its beneficial ownership to 15.16% of the fund’s outstanding shares of Common Stock.
●	On July 15, 2024, Saba Capital filed with the SEC a Form 4 indicating that Saba Capital had increased its beneficial ownership to 15.37% of the fund’s outstanding shares of Common Stock.
●	On July 29, 2024, Saba Capital delivered to the fund an Update and Supplement to the Saba Capital Stockholder Notice notifying the fund that Saba Capital had increased its beneficial ownership to 15.42% of the fund’s outstanding shares of Common Stock. On July 29, 2024, Saba Capital also filed with the SEC a Form 4 indicating that Saba Capital had increased its beneficial ownership to 15.42% of the fund’s outstanding shares of Common Stock.
●	On each of August 2, 2024 and August 5, 2024, Saba Capital delivered to the fund an Update and Supplement to the Saba Capital Stockholder Notice notifying the fund that Saba Capital had increased its beneficial ownership to 15.48% of the fund’s outstanding shares of Common Stock. On each of August 2, 2024 and August 5, 2024, Saba Capital also filed with the SEC a Form 4 indicating that Saba Capital had increased its beneficial ownership to 15.48% of the fund’s outstanding shares of Common Stock.
●	On August 8, 2024, Saba Capital delivered to the fund an Update and Supplement to the Saba Capital Stockholder Notice notifying the fund that Saba Capital had increased its beneficial ownership to 15.72% of the fund's outstanding shares of Common Stock. On August 8, 2024, Saba Capital filed with the SEC a Form 4 indicating that Saba Capital had increased its beneficial ownership to 15.72% of the fund’s outstanding shares of Common Stock.
●	On August 9, 2024, the fund filed a preliminary form of this proxy statement with the SEC.

PIONEER MUNICIPAL HIGH INCOME ADVANTAGE FUND, INC. (MAV)

●	On September 11, 2023, Saba Capital filed with the SEC its initial Schedule 13G reporting that it had become the beneficial owner of 5.8% of the fund’s outstanding shares of Common Stock. In its Schedule 13G, Saba Capital checked the box that it was eligible to file the Schedule 13G rather than a Schedule 13D pursuant to Rule 13d-1(c) which is the “passive investor” exemption. In other words, by checking the Rule 13d-1(c) exemption box, Saba was claiming that it had not acquired the fund’s securities with any purpose, or with the effect, of changing or influencing the control of the fund (or in connection with or as a participant in any transaction having that purpose or effect).
●	On November 7, 2023, Saba Capital filed with the SEC its initial Schedule 13D reporting that it had increased its beneficial ownership to 10.15% of the fund’s outstanding shares of Common Stock. Saba Capital also disclosed that it was on November 6, 2023 that it became required to file a Schedule 13D meaning that on such date it was no longer entitled to rely on the “passive investor” exemption that it had used to justify filing on Schedule 13G pursuant to Rule 13d-1(c). Saba Capital also disclosed in its Schedule 13D that, during the sixty days prior to filing of its Schedule 13D, it had acquired beneficial ownership of an additional 1,050,081 shares of Common Stock of the fund representing approximately 4% of the fund’s 23,914,439 shares of Common Stock outstanding at such time.
●	On March 28, 2024, Saba Capital Master Fund, Ltd., a private fund advised by Saba Capital, delivered a notice (the “Saba Capital Stockholder Notice”) to the fund notifying it of Saba Capital’s intention to nominate one nominee—Paul Kazarian— to stand for election to the Board at the 2024 annual meeting.
●	Also, on March 28, 2024, the fund acknowledged receipt of the Saba Capital Stockholder Notice
●	On April 1, 2024, Saba Capital filed with the SEC Amendment No. 1 to its Schedule 13D reporting that the Saba Capital Stockholder Notice had been delivered to the fund, and that Saba Capital had increased its beneficial ownership to 11.00% of the fund’s outstanding shares of Common Stock.
●	On April 26, 2024, Saba Capital filed with the SEC a Form 4 indicating that Saba Capital had increased its beneficial ownership to 11.20% of the fund’s outstanding shares of Common Stock.
●	On May 2, 2024, Saba Capital filed with the SEC a Form 4 indicating that Saba Capital had increased its beneficial ownership to 11.45% of the fund’s outstanding shares of Common Stock.
●	On May 7, 2024, Saba Capital filed with the SEC a Form 4 indicating that Saba Capital had increased its beneficial ownership to 11.50% of the fund’s outstanding shares of Common Stock.
●	On May 15, 2024, members of the Board of the fund interviewed the proposed nominee in accordance with the provisions of the fund’s Bylaws.
●	On May 17, 2024, Saba Capital filed with the SEC a Form 4 indicating that Saba Capital had increased its beneficial ownership to 11.71% of the fund’s outstanding shares of Common Stock.
●	On May 23, 2024, Saba Capital filed with the SEC a Form 4 indicating that Saba Capital had increased its beneficial ownership to 11.80% of the fund’s outstanding shares of Common Stock.
●	On May 31, 2024, Saba Capital filed with the SEC a Form 4 indicating that Saba Capital had increased its beneficial ownership to 11.89% of the fund’s outstanding shares of Common Stock.
●	On July 15, 2024, Saba Capital delivered to the fund an Update and Supplement to the Saba Capital Stockholder Notice notifying the fund that Saba Capital had increased its beneficial ownership to 12.08% of the fund’s outstanding shares of Common Stock. On July 15, 2024, Saba Capital also filed with the SEC Amendment No. 2 to its Schedule 13D reporting that Saba Capital had increased its beneficial ownership to 12.08% of the fund’s outstanding shares of Common Stock. On July 15, 2024, Saba Capital also filed with the SEC a Form 4 indicating that Saba Capital had increased its beneficial ownership to 12.08% of the fund’s outstanding shares of Common Stock.
●	On July 22, 2024, Saba Capital filed with the SEC a Form 4 indicating that Saba Capital had increased its beneficial ownership to 12.30% of the fund’s outstanding shares of Common Stock.
●	On July 25, 2024, Saba Capital filed with the SEC a Form 4 indicating that Saba Capital had increased its beneficial ownership to 12.65% of the fund’s outstanding shares of Common Stock.

●	On July 29, 2024, Saba Capital delivered to the fund an Update and Supplement to the Saba Capital Stockholder Notice notifying the fund that Saba Capital had increased its beneficial ownership to 12.77% of the fund’s outstanding shares of Common Stock. On July 29, 2024, Saba Capital also filed with the SEC a Form 4 indicating that Saba Capital had increased its beneficial ownership to 12.77% of the fund’s outstanding shares of Common Stock.
●	On August 5, 2024, Saba Capital delivered to the fund an Update and Supplement to the Saba Capital Stockholder Notice notifying the fund that Saba Capital had increased its beneficial ownership to 12.84% of the fund’s outstanding shares of Common Stock. On August 5, 2024, Saba Capital also filed with the SEC a Form 4 indicating that Saba Capital had increased its beneficial ownership to 12.84% of the fund’s outstanding shares of Common Stock.
●	On August 6, 2024, Saba Capital filed with the SEC a Form 4 indicating that Saba Capital had increased its beneficial ownership to 12.85% of the fund’s outstanding shares of Common Stock.
●	On August 8, 2024, Saba Capital delivered to the fund an Update and Supplement to the Saba Capital Stockholder Notice notifying the fund that Saba Capital had increased its beneficial ownership to 12.98% of the fund's outstanding shares of Common Stock. On August 8, 2024, Saba Capital filed with the SEC a Form 4 indicating that Saba Capital had increased its beneficial ownership to 12.98% of the fund’s outstanding shares of Common Stock.
●	On August 9, 2024, the fund filed a preliminary form of this proxy statement with the SEC.

PIONEER MUNICIPAL HIGH INCOME OPPORTUNITIES FUND, INC. (MIO)

●	On November 22, 2022, Saba Capital filed with the SEC its initial Schedule 13G reporting that it had become the beneficial owner of 5.3% of the fund’s outstanding shares of Common Stock. In its Schedule 13G, Saba Capital checked the box that it was eligible to file the Schedule 13G rather than a Schedule 13D pursuant to Rule 13d-1(c) which is the “passive investor” exemption. In other words, by checking the Rule 13d-1(c) exemption box, Saba was claiming that it had not acquired the fund’s securities with any purpose, or with the effect, of changing or influencing the control of the fund (or in connection with or as a participant in any transaction having that purpose or effect).
●	On February 14, 2023, Saba Capital filed with the SEC Amendment No. 1 to its Schedule 13G reporting that it had increased its beneficial ownership to 5.5% of the fund’s outstanding shares of Common Stock.
●	On January 5, 2024, Saba Capital filed with the SEC its initial Schedule 13D reporting that it had increased its beneficial ownership to 9.56% of the fund’s outstanding shares of Common Stock. Saba Capital also disclosed that it was on January 4, 2024 that it became required to file a Schedule 13D meaning that on such date it was no longer entitled to rely on the “passive investor” exemption that it had used to justify filing on Schedule 13G pursuant to Rule 13d-1(c). Saba Capital also disclosed in its Schedule 13D that, during the sixty days prior to filing of its Schedule 13D, it had acquired beneficial ownership of an additional 199,334 shares of Common Stock of the fund representing approximately 1% of the fund’s 16,885,273 shares of Common Stock outstanding at such time.
●	On March 28, 2024, Saba Capital Master Fund, Ltd., a private fund advised by Saba Capital, delivered a notice (the “Saba Capital Stockholder Notice”) to the fund notifying it of Saba Capital’s intention to nominate one nominee—Paul Kazarian— to stand for election to the Board at the 2024 annual meeting.
●	Also, on March 28, 2024, the fund acknowledged receipt of the Saba Capital Stockholder Notice
●	On April 1, 2024, Saba Capital filed with the SEC Amendment No. 1 to its Schedule 13D reporting that the Saba Capital Stockholder Notice had been delivered to the fund, and that Saba Capital had increased its beneficial ownership to 10.22% of the fund’s outstanding shares of Common Stock.
●	On May 15, 2024, members of the Board of the fund interviewed the proposed nominee in accordance with the provisions of the fund’s Bylaws.
●	On May 17, 2024, Saba Capital filed with the SEC a Form 4 indicating that Saba Capital had increased its beneficial ownership to 10.27% of the fund’s outstanding shares of Common Stock.
●	On May 31, 2024, Saba Capital filed with the SEC a Form 4 indicating that Saba Capital had increased its beneficial ownership to 10.30% of the fund’s outstanding shares of Common Stock.
●	On July 15, 2024, Saba Capital filed with the SEC a Form 4 indicating that Saba Capital had increased its beneficial ownership to 10.44% of the fund’s outstanding shares of Common Stock.
●	On August 6, 2024, Saba Capital filed with the SEC a Form 4 indicating that Saba Capital had increased its beneficial ownership to 10.47% of the fund’s outstanding shares of Common Stock.
●	On August 8, 2024, Saba Capital delivered to the fund an Update and Supplement to the Saba Capital Stockholder Notice notifying the fund that Saba Capital had increased its beneficial ownership to 10.60% of the fund's outstanding shares of Common Stock. On August 8, 2024, Saba Capital filed with the SEC a Form 4 indicating that Saba Capital had increased its beneficial ownership to 10.60% of the fund’s outstanding shares of Common Stock.
●	On August 9, 2024, the fund filed a preliminary form of this proxy statement with the SEC.

PROPOSAL 1

ELECTION OF DIRECTORS

General

Stockholders of each fund are being asked to consider the election of Craig C. MacKay, Thomas J. Perna and Fred J. Ricciardi as Class III Directors of each fund. Mr. MacKay, Mr. Perna and Mr. Ricciardi stand for election as Class III Directors as their terms expire in 2024. If elected at the 2024 annual meeting, each of Mr. MacKay, Mr. Perna and Mr. Ricciardi shall hold office until the third annual meeting following his election and until his successor is duly elected and qualifies.

In addition, stockholders of Pioneer Municipal High Income Opportunities Fund, Inc. are being asked to consider the election of Diane Durnin as a Class II Director of the fund. Ms. Durnin stood for election as a Class II Director of Pioneer Municipal High Income Opportunities Fund, Inc. at the annual meeting of stockholders of the fund held on September 12, 2023 (the “2023 annual meeting”), but did not receive a majority of all of the votes entitled to be cast with respect to her election by the stockholders of the fund at the 2023 annual meeting and, as a result, continues to serve a “holdover” term as Director of the fund, until her successor has been duly elected and qualified. If elected at the 2024 annual meeting, Ms. Durnin shall hold office until the second annual meeting following her election (i.e., for the remainder of the term of the Class II Directors) and until her successor is duly elected and qualifies.

Each of Mr. MacKay, Mr. Perna and Mr. Ricciardi currently serves as a Director of each fund and has served in that capacity continuously since originally elected.

Mr. MacKay was elected as a Director of Pioneer Municipal High Income Fund, Inc. and Pioneer Municipal High Income Advantage Fund, Inc. in March 2021, and was most recently elected by stockholders of such funds in 2021.

Mr. Perna has served as a Director of Pioneer Municipal High Income Fund, Inc. and Pioneer Municipal High Income Advantage Fund, Inc. since 2006, and was most recently elected by stockholders of such funds in 2021.

Mr. Ricciardi has served as a Director Pioneer Municipal High Income Fund, Inc. and Pioneer Municipal High Income Advantage Fund, Inc. since 2014, and was most recently elected by stockholders of such funds in 2021.

Each of Mr. MacKay, Mr. Perna, Mr. Ricciardi and Ms. Durnin has served as a Director of Pioneer Municipal High Income Opportunities Fund, Inc. since 2021, having been elected by the initial stockholder of the fund in 2021.

Each nominee has consented to being named in this proxy statement and indicated his or her willingness to serve if elected. In the unanticipated event that any nominee should be unable to serve, the persons named as proxies may vote for such other person as shall be designated by each of the fund's Board of Directors.

As of August 8, 2024, Saba Capital has acquired approximately 15.72% of the outstanding shares of Common Stock of Pioneer Municipal High Income Fund, Inc. (“MHI”), 12.98% of the outstanding shares of Common Stock of Pioneer Municipal High Income Advantage Fund, Inc. (“MAV”), and 10.60% of the outstanding shares of Common Stock of Pioneer Municipal High Income Opportunities Fund, Inc. (“MIO”). Saba Capital is an activist investor that frequently targets registered closed-end investment funds. On March 28, 2024, Saba Capital provided each fund with a notice (the “Saba Capital Stockholder Notice”) disclosing its intention to nominate one candidate for election to the Board of each fund at the annual meeting in opposition to the highly qualified and very experienced nominees recommended by the Board. If Saba Capital proceeds with its solicitation of proxies for the election of its candidate as a Director at the annual meeting, you may receive an opposing proxy statement and proxy card or other proxy solicitation materials from Saba Capital and/or its affiliates. The funds are not responsible for the accuracy of any information provided by or relating to Saba Capital contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Saba Capital or any other statements it may otherwise make.

The Board does NOT endorse any nominee of Saba Capital and unanimously recommends that you vote “FOR” all of the Director nominees proposed by the Board by using the WHITE proxy card accompanying this Proxy Statement. Accordingly, the Board strongly urges you not to sign or return any proxy card or voting instruction form other than the enclosed WHITE proxy card, and to discard any proxy materials and proxy cards or voting instruction forms that you may receive from Saba Capital.

Furthermore, by voting “AGAINST” or to “ABSTAIN” with respect to the Saba Capital nominee on a proxy card sent to you by Saba Capital is NOT the same as voting for the Board’s Director nominees, because, among other things, a vote “AGAINST” or to “ABSTAIN” with respect to the Saba Capital nominee on the Saba Capital proxy card will revoke any proxy card you previously submitted.

If you have previously returned a proxy card sent to you by Saba Capital, you can change your vote (i) by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided herewith; (ii) by recording your voting instructions via telephone or the internet following the instructions on the enclosed WHITE proxy card; or (iii) by voting at the annual meeting. Only your latest dated proxy will be counted.

In recommending the nomination of Craig C. MacKay, Thomas J. Perna and Fred J. Ricciardi as Class III Directors of each fund, and Diane Durnin as a Class II Director of Pioneer Municipal High Income Opportunities Fund, Inc., the Governance and Nominating Committee of the Board (the “Governance and Nominating Committee”) took into consideration the following:

●	the biographical information provided by each of the incumbent Directors standing for election at the annual meeting, including, but not limited to, their professional careers and accomplishments;
●	that each of the Board’s Director nominees is highly qualified and brings to the Board diverse perspectives, insights, experiences, and competencies that are central to each fund’s investment objective;
●	that each of the Board’s Director nominees is deeply familiar with each fund, each fund investment strategies, and each fund investment objective, as well as with each fund’s portfolio managers and other key personnel that manage the day-to-day operations of each fund;
●	that, as incumbent members of the Board, each of the Board’s Director nominees has made significant contribution to the Board’s deliberations and has proven that each has the integrity, knowledge, breadth of relevant and diverse experience, and proven commitment necessary to oversee the creation of value for each fund’s stockholders;
●	that each of the Board’s Director nominees serves on the Boards of Directors of other exchange-listed closed-end funds, a closed-end interval fund, and open-end funds, all part of the Pioneer funds complex;
●	that each of the Board’s Director nominees has substantial experience protecting fund stockholders’ interests;
●	that each of the Board’s Director nominees, as part of their service on the boards of multiple closed-end funds, has experience regularly evaluating issues unique to closed-end funds, including the discount at which the closed-end funds’ shares may trade relative to their net asset value per share; and
●	that the election of the Board’s Director nominees will promote the continuity of each fund’s oversight and governance structure, which the Board deems particularly important as the Board navigates the funds through continued macroeconomic uncertainty and market volatility.

With respect to Mr. MacKay, the Governance and Nominating Committee considered his extensive investment, financial and business experience as a partner in an investment banking firm. The Governance and Nominating Committee also noted Mr. MacKay’s experience as a board member of financial services and other organizations. The Governance and Nominating Committee further noted Mr. MacKay’s contributions and leadership as a member of the Independent Directors Committee of the Board and the Audit Committee of the Board.

With respect to Mr. Perna, the Governance and Nominating Committee considered his extensive experience in senior leadership roles at financial services companies, including as the chief executive officer of a company that provided technology products to the securities lending industry, and as a senior executive of a financial and investment company services organization. The Governance and Nominating Committee also noted Mr. Perna’s experience as a board member of investor communications and other organizations. The Governance and Nominating Committee further noted Mr. Perna’s contributions and leadership as Independent Chair of the Board, Chair of the Independent Directors Committee of the Board, Chair of the Policy Administration Committee of the Board and member of the Governance and Nominating Committee of the Board.

With respect to Mr. Ricciardi, the Governance and Nominating Committee considered his extensive experience in senior leadership roles at asset management companies, including as an executive director of a financial and investment company services organization. The Governance and Nominating Committee also noted Mr. Ricciardi’s experience as a board member of offshore investment companies and other organizations. The Governance and

Nominating Committee further noted Mr. Ricciardi’s contributions and leadership role as Chair of the Audit Committee of the Board and member of the Independent Directors Committee of the Board.

With respect to Ms. Durnin, the Governance and Nominating Committee considered her extensive experience in senior leadership roles at asset management companies, including as a managing director and head of product strategy and development, and as vice chairman, at one of the world’s largest asset management organizations, including experience in investment oversight. The Governance and Nominating Committee also noted Ms. Durnin’s experience with both product development and strategy and investment matters. The Governance and Nominating Committee further noted Ms. Durnin’s contributions and leadership as a member of the Independent Directors Committee, Governance and Nominating Committee and Policy Administration Committee of the Board.

The Board’s Governance and Nominating Committee (the “Governance and Nominating Committee”) carefully reviewed the qualifications and experience of Saba Capital’s proposed nominee, including, but not limited to, the biographical summary that Saba Capital provided to the funds on March 28, 2024, as well as the director questionnaire that Saba Capital’s proposed nominee completed and made available to the funds on March 28, 2024, and the interview with Saba Capital’s proposed nominee that certain members of the Board conducted on May 15, 2024. Based upon that interview and the information made available to it, the Governance and Nominating Committee concluded that Saba Capital’s proposed nominee would not bring to the Board any relevant experience, skills or competencies not already present among the current members of the Board. The Governance and Nominating Committee also considered that Saba Capital’s nominee is a partner and portfolio manager at Saba Capital and, by virtue of his position with Saba Capital, has a particular interest in furthering Saba Capital’s short-term goals. The Governance and Nominating Committee considered that Saba Capital’s proposed nominee may seek to advance the short-term goals of Saba Capital rather than the long-term interests of all fund stockholders. In addition, the Governance and Nominating Committee noted that Saba Capital’s proposed nominee has been nominated by Saba for election to, and currently serves on, the board of four unaffiliated closed-end funds (in addition to the funds). The Governance and Nominating Committee further noted that, since March 2024, Saba Capital has nominated Mr. Kazarian as a director of an additional three funds (again, in addition to nominating Mr. Kazarian as a Director of the funds). The Governance and Nominating Committee noted its belief that the Saba Capital nominee’s positions on the boards of funds in multiple different fund complexes that are managed by different asset managers and overseen by different boards of directors, as well as his employment as a partner and portfolio manager at Saba Capital, will likely prevent him from devoting sufficient time and attention to a role on each fund’s Board.

Based upon the reviews described above, the Governance and Nominating Committee unanimously determined that nominating the incumbent Class III Directors Craig C. MacKay, Thomas J. Perna and Fred J. Ricciardi for election to the Board of each fund would be in the best interests of the fund and the fund’s stockholders, and that nominating the incumbent Class II Director Diane Durnin for election to the Board of Pioneer Municipal High Income Opportunities Fund, Inc. would be in the best interests of the fund and the fund’s stockholders. Neither Mr. Perna nor Ms. Durnin participated in the discussion or voted with respect to the Governance and Nominating Committee’s recommendation for his or her nomination.

The Board received the recommendation of the Governance and Nominating Committee and, after discussion and consideration of, among other things, the recommendation of the Governance and Nominating Committee and the experience and qualifications of Ms. Durnin, Mr. MacKay, Mr. Perna and Mr. Ricciardi, the Board (including the Independent Directors) unanimously voted: (i) to nominate Mr. MacKay, Mr. Perna and Mr. Ricciardi for election as Class III Directors of each fund and to recommend that stockholders vote “FOR” all of the Director nominees recommended by the Board using the WHITE proxy card; and (ii) to nominate Ms. Durnin for election as a Class II Director of Pioneer Municipal High Income Opportunities Fund, Inc. and to recommend that stockholders of the fund vote “FOR” the election of Ms. Durnin recommended by the Board using the WHITE proxy card.

In nominating Mr. MacKay, Mr. Perna and Mr. Ricciardi for election as Class III Directors of each fund, and Ms. Durnin for election as a Class II Director of Pioneer Municipal High Income Opportunities Fund, Inc., the Board also took into consideration the qualifications and experience of Saba Capital’s proposed nominee, and, like the Governance and Nominating Committee, concluded that Saba Capital’s proposed nominee would not bring to the Board any relevant experience, skills or competencies not already present among the current members of the Board. In addition, it is the Board’s belief that Saba Capital has not provided any credible arguments as to why its proposed nominee is more qualified than the highly qualified, experienced, and valued members of the Board that Saba Capital is seeking to replace. Further, in contrast to the Board’s nominees, each of whom has proven experience in overseeing each fund as it continues to fulfill its investment objective and create value for the benefit of all stockholders, Saba Capital’s proposed nominee is unfamiliar with the funds and has been handpicked and nominated by Saba Capital. The Board considered that Saba Capital’s nominee is a partner and portfolio manager at Saba Capital and, by virtue of his position with Saba Capital, has a particular interest in furthering Saba Capital’s short-term goals. The Board considered that Saba Capital’s proposed nominee may seek to advance the short-term goals of Saba Capital rather than the long-term interests of all fund stockholders.

The Board is amenable to adding to its membership additional Directors who would add to the depth, breadth, and diversity of its insights, perspectives, competencies, and skills and is receptive to considering and interviewing candidates referred to a fund by a stockholder, but the Board believes that such candidates must be committed to acting in the best interests of ALL stockholders and must not be, in any way, obligated or expected to serve or advocate for the interests of any particular constituency.

In addition, the Board noted that Saba Capital’s proposed nominee has been nominated by Saba for election to, and currently serves on, the board of four unaffiliated closed-end funds (in addition to the funds). The Board further noted that, since March 2024, Saba Capital has nominated Mr. Kazarian as a director of an additional three funds (again, in addition to nominating Mr. Kazarian as a Director of the funds). The Board believes that the Saba Capital nominee’s positions on the boards of funds in multiple different fund complexes that are managed by different asset managers and overseen by different boards of directors , as well as his employment as a partner and portfolio manager at Saba Capital, will likely prevent him from devoting sufficient time and attention to a role on each fund’s Board. The Board believes that Director candidates must have the commitment and ability to devote the necessary time and energy to be an effective Director and to understand the funds.

All of the Board’s nominees have consented to be named in this Proxy Statement and to serve as Directors if elected by stockholders. In the unanticipated event that any of the Board’s nominees is unable or declines to serve as a Director at the time of the annual meeting, the proxies returned to us will be voted for the election of a substitute nominee(s) designated by the Board upon the recommendation of the Governance and Nominating Committee. If any such substitute nominee(s) are designated, we will file an amended proxy statement that, as applicable, identifies the substitute nominee(s), discloses that such nominees have consented to being named in the amended proxy statement and to serve as Directors if elected, and provide information about such nominees required by the rules of the SEC. As of the date of this Proxy Statement, the Board is not aware that any of its nominees is unable or will decline to serve as a Director.

The persons named as proxy holders on the accompanying WHITE proxy card intend to vote at the annual meeting (unless otherwise directed) for the election of Mr. MacKay, Mr. Perna and Mr. Ricciardi as Class III Directors of each fund and Ms. Durnin as a Class II Director of Pioneer Municipal High Income Opportunities Fund, Inc.

Director Class Designations and Terms of Office

Each fund’s bylaws (“Bylaws”) provides that a majority of the Board may establish, increase or decrease the number of Directors of the fund, provided that the number thereof shall never be less than the minimum number required by the Maryland General Corporation Law (the “MGCL”) nor more than fifteen Directors. Each fund currently has nine Directors.

Pursuant to each fund’s charter, each fund’s Board is divided into three staggered term classes - Class I, Class II and Class III. The Directors of only one class are elected at each annual meeting so that the regular term of only one class of Directors will expire at each annual meeting and any particular Director stands for election every third annual meeting of stockholders.

Each class of Directors will stand for election at the conclusion of its respective term. Such classification may prevent replacement of a majority of the Directors for up to two annual meetings. Holders of the Preferred Stock of each fund that has Preferred Stock outstanding are entitled to separately elect two Directors of that fund.

Director Class Designations and Terms of Office

Currently, the designations and terms of office of each class of Directors of each fund are as follows:

Pioneer Municipal High Income Fund, Inc.

Class I Directors — Mr. Baumgardner, Ms. Jones and Ms. Monchak. Terms expire in 2025.

Class II Directors — Ms. Durnin, Dr. Friedman and Mr. Pirondini — Terms expire in 2026.

Class III Directors — Mr. MacKay, Mr. Perna and Mr. Ricciardi. Terms expire in 2024 at the annual meeting. Each of these Directors has been nominated for election at the annual meeting.

Pioneer Municipal High Income Advantage Fund, Inc.

Class I Directors — Mr. Baumgardner, Ms. Jones and Ms. Monchak. Terms expire in 2025.

Class II Directors — Ms. Durnin, Dr. Friedman and Mr. Pirondini — Terms expire in 2026.

Class III Directors — Mr. MacKay, Mr. Perna and Mr. Ricciardi. Terms expire in 2024 at the annual meeting. Each of these Directors has been nominated for election at the annual meeting.

Pioneer Municipal High Income Opportunities Fund, Inc.

Class I Directors — Mr. Baumgardner, Ms. Jones and Ms. Monchak. Terms expire in 2025.

Class II Directors — Ms. Durnin, Dr. Friedman and Mr. Pirondini — Terms of Mr. Friedman and Mr. Pirondini expire in 2026. Ms. Durnin stood for election as a Class II Director of the fund at the annual meeting of stockholders of the fund held on September 12, 2023 (the “2023 annual meeting”), but did not receive a majority of all of the votes entitled to be cast with respect to her election by the stockholders of the fund at the 2023 annual meeting and, as a result, continues to serve a “holdover” term as Director of the fund, until her successor has been duly elected and qualified. Ms. Durnin has been nominated for election at the 2024 annual meeting. If elected at the 2024 annual meeting, Ms. Durnin shall hold office until 2026 and until her successor is duly elected and qualifies.

Class III Directors — Mr. MacKay, Mr. Perna and Mr. Ricciardi. Terms expire in 2024 at the annual meeting. Each of these Directors has been nominated for election at the annual meeting.

Mr. Baumgardner and Mr. MacKay are designated as the Directors to be elected by the holders of shares of Preferred Stock of each fund that has issued Preferred Stock. As noted above, Mr. MacKay’s term expires at the 2024 annual meeting. Consequently, holders of Preferred Stock of Pioneer Municipal High Income Fund, Inc. and Pioneer Municipal High Income Advantage Fund, Inc. are being asked to vote as a separate class at the upcoming 2024 annual meeting to elect Mr. MacKay as a Class III Director.

With respect to Pioneer Municipal High Income Fund, Inc. and Pioneer Municipal High Income Advantage Fund, Inc. the holders of Common Stock and the holders of Preferred Stock are being asked to vote together as a single class at the upcoming 2024 annual meeting to elect Mr. Perna and Mr. Ricciardi as Class III Directors.

With respect to Pioneer Municipal High Income Opportunities Fund, Inc. the holders of Common Stock are being asked to vote at the upcoming 2024 annual meeting to elect Mr. MacKay, Mr. Perna and Mr. Ricciardi as Class III Directors, and Ms. Durnin as a Class II Director.

Information Regarding the Board’s Nominees and Directors

The following table sets forth for each of the Board’s nominees and other Directors, his or her position(s) with each fund, age, address, principal occupation during at least the past five years and any other board memberships held during at least the past five years. Directors who are interested persons of a fund within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as Interested Directors. Directors who are not interested persons of a fund are referred to as Independent Directors. Each of the Directors serves as a Director of each of the 46 U.S. registered funds for which Amundi Asset Management US, Inc. (“Amundi US”) serves as investment adviser (the “Pioneer Funds”). The address for all Directors and all officers of each fund is 60 State Street, Boston, Massachusetts 02109.

Name, Age and Position Held With the Fund	Term of Office and Length of Service+	Principal Occupation	Other Directorships Held by Director
Independent Directors and Nominees:
Thomas J. Perna (73) Chairman of the Board and Director Nominee

Pioneer Municipal High Income Fund, Inc.: Class III Director since 2006. Term expires in 2024.

Pioneer Municipal High Income Advantage Fund, Inc.: Class III Director since 2006. Term expires in 2024.

Pioneer Municipal High Income Opportunities Fund, Inc.: Class III Director since 2021. Term expires in 2024.

		Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 – 2004)	Director, Broadridge Financial Solutions, Inc. (investor communications and securities processing provider for financial services industry) (2009 – 2023); Director, Quadriserv, Inc. (2005 – 2013); and Commissioner, New Jersey State Civil Service Commission (2011 – 2015)
John E. Baumgardner, Jr. (73)* Director

Pioneer Municipal High Income Fund, Inc.: Class I Director since 2019. Term expires in 2025. Elected by holders of Preferred Stock only.

Pioneer Municipal High Income Advantage Fund, Inc.: Class I Director since 2019. Term expires in 2025. Elected by holders of Preferred Stock only.

Pioneer Municipal High Income Opportunities Fund, Inc.: Class I Director since 2021. Term expires in 2025.

		Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP (law firm)	Member, Governing Council and Policy Steering Committee, Independent Directors Council (since 2021); Chairman, The Lakeville Journal Company, LLC, (privately-held community newspaper group) (2015-2021)
Diane Durnin (67) Director Nominee (Pioneer Municipal High Income Opportunities Fund, Inc. only)

Pioneer Municipal High Income Fund, Inc.: Class II Director since 2020. Term expires in 2026.

Pioneer Municipal High Income Advantage Fund, Inc.: Class II Director since 2020. Term expires in 2026.

Pioneer Municipal High Income Opportunities Fund, Inc.: Class II Director since 2021. Holdover term expires in 2024.

		Managing Director - Head of Product Strategy and Development, BNY Mellon Investment Management (investment management firm) (2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice President Head of Product, BNY Mellon Investment Management (2007-2012); Executive Director- Product Strategy, Mellon Asset Management (2005-2007); Executive Vice President Head of Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); Senior Vice President Strategic Product and Business Development, Dreyfus Corporation (1994-2000)	None
Benjamin M. Friedman (79) Director

Pioneer Municipal High Income Fund, Inc.: Class II Director since 2008. Term expires in 2026.

Pioneer Municipal High Income Advantage Fund, Inc.: Class II Director since 2008. Term expires in 2026.

Pioneer Municipal High Income Opportunities Fund, Inc.: Class II Director since 2021. Term expires in 2026.

		William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)

Name, Age and Position Held With the Fund	Term of Office and Length of Service+	Principal Occupation	Other Directorships Held by Director
Craig C. MacKay (61) Director Nominee

Pioneer Municipal High Income Fund, Inc.: Class III Director since 2021. Term expires in 2024.

Pioneer Municipal High Income Advantage Fund, Inc.: Class III Director since 2021. Term expires in 2024.

Pioneer Municipal High Income Opportunities Fund, Inc.: Class III Director since 2021. Term expires in 2024.

	Partner, England & Company, LLC (advisory firm) (2012 – present); Group Head – Leveraged Finance Distribution, Oppenheimer & Company (investment bank) (2006 – 2012); Group Head – Private Finance & High Yield Capital Markets Origination, SunTrust Robinson Humphrey (investment bank) (2003 – 2006); and Founder and Chief Executive Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	Director, Equitable Holdings, Inc. (financial services holding company) (2022 – present); Board Member of Carver Bancorp, Inc. (holding company) and Carver Federal Savings Bank, NA (2017 – present); Advisory Council Member, MasterShares ETF (2016 – 2017); Advisory Council Member, The Deal (financial market information publisher) (2015 – 2016); Board Co-Chairman and Chief Executive Officer, Danis Transportation Company (privately-owned commercial carrier) (2000 – 2003); Board Member and Chief Financial Officer, Customer Access Resources (privately-owned teleservices company) (1998 – 2000); Board Member, Federation of Protestant Welfare Agencies (human services agency) (1993 – present); and Board Treasurer, Harlem Dowling Westside Center (foster care agency) (1999 – 2018)
Lorraine H. Monchak (67) Director

Pioneer Municipal High Income Fund, Inc.: Class I Director since 2015. Term expires in 2025.

Pioneer Municipal High Income Advantage Fund, Inc.: Class I Director since 2015. Term expires in 2025.

Pioneer Municipal High Income Opportunities Fund, Inc.: Class I Director since 2021. Term expires in 2025.

	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments Group, American International Group, Inc. (insurance company) (1993 – 2001); Vice President Corporate Finance and Treasury Group, Citibank, N.A.(1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)	None
Fred J. Ricciardi (77) Director Nominee

Pioneer Municipal High Income Fund, Inc.: Class III Director since 2014. Term expires in 2024.

Pioneer Municipal High Income Advantage Fund, Inc.: Class III Director since 2014. Term expires in 2024.

Pioneer Municipal High Income Opportunities Fund, Inc.: Class III Director since 2021. Term expires in 2024.

	Private investor (2020 – present); Consultant (investment company services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY International Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp. (financial services) (2009 – 2012); Director, Financial Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); Chairman, BNY Alternative Investment Services, Inc. (financial services) (2005-2007)	None

Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation	Other Directorships Held by Director
Interested Directors:
Lisa M. Jones (62)** Director, President and Chief Executive Officer

Pioneer Municipal High Income Fund, Inc.: Class I Director since 2014. Term expires in 2025.

Pioneer Municipal High Income Advantage Fund, Inc.: Class I Director since 2014. Term expires in 2025.

Pioneer Municipal High Income Opportunities Fund, Inc.: Class I Director since 2021. Term expires in 2025.

	Director, CEO and President of Amundi US, Inc. (investment management firm) (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Director, CEO and President of Amundi Distributor US, Inc. (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset Management US, Inc. (September 2014 – 2018); Managing Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of International, Eaton Vance Management (investment management firm) (2005 – 2010); Director of Amundi Holdings US, Inc. (since 2017)	Director of Clearwater Analytics (provider of web-based investment accounting software for reporting and reconciliation services) (September 2022 – present)
Marco Pirondini (57)** Director and Executive Vice President

Pioneer Municipal High Income Fund, Inc.: Class II Director since 2024. Term expires in 2026.

Pioneer Municipal High Income Advantage Fund, Inc.: Class II Director since 2024. Term expires in 2026.

Pioneer Municipal High Income Opportunities Fund, Inc.: Class II Director since 2024. Term expires in 2026.

	Executive Vice President and Chief Investment Officer of Amundi Asset Management US, Inc. since January 2024; Senior Managing Director and Head of Equities U.S. of Amundi US from 2010 to December 2023	None
+	Each Director holds office until his or her successor shall have been duly elected and qualify. Any Director nominated for re-election as a Director who fails to receive the requisite vote for re-election at an annual meeting of stockholders, and whose successor has neither been elected nor qualified, shall holdover. Except as otherwise provided by applicable law, such holdover Director shall continue to serve as Director until his or her successor is elected and qualified, or until he or she sooner dies, resigns, retires or is disqualified or removed from office as provided in each fund’s Charter.
*	Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as independent outside legal counsel to the Independent Directors of each Pioneer Fund.
**	Ms. Jones and Mr. Pirondini are Interested Directors because they are an officer or director of each fund’s investment adviser and certain of its affiliates.

Responsibilities of the Board of Directors

The Board is responsible for overseeing each fund’s management and operations. The Chairman of the Board is an Independent Director. Independent Directors constitute at least 75% of the Board.

During the most recent fiscal year of each of Pioneer Municipal High Income Fund, Inc., Pioneer Municipal High Income Advantage Fund, Inc. and Pioneer Municipal High Income Opportunities Fund, Inc. the Board held 8 meetings. All of the current Directors and committee members of each fund then serving attended at least 75% of the meetings of the Board and applicable committees, if any, held during that fund's most recent fiscal year.

The funds do not have a policy on Director attendance at the annual meeting. For each fund, one Director attended the 2023 annual meeting of stockholders.

The Directors were selected or nominated to join the Board based upon the following as to each Board member: such person’s character and integrity; such person’s judgment, analytical ability, intelligence, and common sense; such person’s experience and previous profit and not-for-profit board membership; such person’s demonstrated willingness to take an independent and questioning stance toward management; such person’s willingness and ability to commit the time necessary to perform the duties of a Director; as to each Independent Director, his or her status as not being an “interested person” as defined under the 1940 Act; and, as to Ms. Jones and Mr. Pirondini, their association with Amundi US. Each Director also serves on the Boards of Directors of other exchange-listed closed-end funds, closed-end interval funds, and open-end funds, all part of the Pioneer Funds complex, and has substantial experience protecting fund stockholders’ interests. As part of their service on the boards of Pioneer closed-end funds’, the nominees regularly evaluate issues unique to closed-end funds, including the discount at which the closed-end funds’ shares may trade relative to their net asset value per share. Each of the Independent Directors also was selected to join the Board based on the criteria and principles set forth in the charter of each fund’s Governance and Nominating Committee, as then in effect. In addition to individual attributes, the value of diversity is considered. In evaluating an incumbent Director’s prospective service on the Board, the Director’s experience in, and ongoing contributions toward, overseeing that fund’s business as a Director also are considered.

In addition, the following specific experiences, qualifications, attributes and/or skills apply as to each Director: Mr. Baumgardner, legal, investment management, business and public company experience as an attorney practicing investment management, corporate and securities law and experience as a board member of other organizations; Ms. Durnin, investment management and investment company experience as an executive officer of an investment adviser; Dr. Friedman, academic leadership, economic and finance experience and investment company board experience; Mr. MacKay, investment, financial and business experience as a partner in an investment banking firm and experience as a board member of other organizations; Ms. Monchak, investment, financial and business experience, including as the chief investment officer of a pension fund; Mr. Perna, accounting, financial, and business experience as an executive officer and experience as a board member of other organizations; Mr. Ricciardi, financial, business and investment company experience as an executive officer of a financial and investment company services organization, and experience as a board member of offshore investment companies and other organizations; Ms. Jones, investment management experience as an executive and leadership roles with Amundi US and its affiliates; and Mr. Pirondini, portfolio management experience and leadership roles with Amundi US. However, in its periodic assessment of the effectiveness of the Board, the Board considers the complementary skills and experience of individual Directors primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the fund.

Under the MGCL, the appointment, designation (including in any proxy or registration statement or other document) of a Director as an expert on any topic or in any area, or as having experience, attributes or skills in any area, or any other appointment, designation or identification, does not impose on that person any standard of care or liability that is greater than that imposed on that person as a Director in the absence of the appointment, designation or identification, and no Director who has special attributes, skills, experience or expertise, or is appointed, designated, or identified as aforesaid, is held to a higher standard of care by virtue thereof.

Board Committees

The Board currently has four standing committees: the Independent Directors Committee, the Audit Committee, the Governance and Nominating Committee and the Policy Administration Committee. Each committee is chaired by an Independent Director (the “Chairs”) and all members of each committee are Independent Directors.

The Chairs of the committees work with the Chairman of the Board and fund management in setting the agendas for Board meetings. The Chairs of the committees set the agendas for committee meetings with input from fund management. As noted below, through the committees, the Independent Directors consider and address important matters involving the funds, including those presenting conflicts or potential conflicts of interest for management. The Independent Directors also regularly meet without the presence of management and are advised by independent legal counsel. The Board believes that the committee structure, and delegation to the committees of specified oversight responsibilities, help the Board more effectively to provide governance and oversight of the funds’ affairs. Mr. Perna, Chairman of the Board, is a member of each committee except the Audit Committee and the Valuation Committee*, each of which he is a non-voting, ex-officio member.

During the most recent fiscal year for each fund, the Audit Committee, Governance and Nominating Committee, Independent Directors Committee, Policy Administration Committee and Valuation Committee* of each fund held the following meetings:

	4/30/2024	3/31/2024	4/30/2024
	Pioneer Municipal High Income Fund, Inc.	Pioneer Municipal High Income Advantage Fund, Inc.	Pioneer Municipal High Income Opportunities Fund, Inc.
Audit Committee	8	8	8
Governance and Nominating Committee	6	5	6
Independent Directors Committee	6	6	6
Policy Administration Committee	4	4	4
Valuation Committee*	3	3	3

* The Valuation Committee was combined with the Audit Committee on January 22, 2024.

Independent Directors Committee: John E. Baumgardner, Jr., Diane Durnin, Benjamin M. Friedman, Craig C. MacKay, Lorraine H. Monchak, Thomas J. Perna (Chair) and Fred J. Ricciardi.

The Independent Directors Committee is comprised of all of the Independent Directors. The Independent Directors Committee serves as the forum for consideration of a number of issues required to be considered separately by the Independent Directors under the 1940 Act, including the assessment and review of each fund’s advisory agreement and other related party contracts. The Independent Directors Committee also considers issues that the Independent Directors believe it is advisable for them to consider separately from the Interested Directors.

Audit Committee: Benjamin M. Friedman, Craig C. MacKay, Lorraine H. Monchak and Fred J. Ricciardi (Chair).

Each fund's Audit Committee is comprised of only Independent Directors who are "independent" as defined in the applicable New York Stock Exchange (“NYSE”) listing standards relating to closed-end funds. The Board of each fund has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are to:

●	Assist the Board’s oversight and monitoring of: (i) the integrity of the fund's financial statements; (ii) the fund's compliance with legal and regulatory requirements; (iii) the independent registered public accounting firm's qualifications, performance and independence; and (iv) the performance of the fund's internal audit function; and
●	Prepare the disclosure required by Item 407(d)(3)(i) of Regulation S-K to be included in the fund's annual proxy statement and other filings.

The Audit Committee charter is available on Amundi US's website: amundi.com/US. You also can obtain a copy by sending a written request to your fund at the address listed on this proxy statement. The information contained on Amundi US's website is not part of, or incorporated by reference in, this proxy statement.

In addition, the Audit Committee reviews the reports and other information provided to the Committee by Amundi US, as the valuation designee of the Fund, and assists the Board in the oversight of Amundi US as the valuation designee of the funds.

Each fund's Board has determined that the fund has at least one audit committee financial expert serving on its Audit Committee. Mr. Ricciardi, an Independent Director, serves on each Audit Committee and has been determined to be an audit committee financial expert.

Audit Committee Report

The Audit Committee reports that it has (1) reviewed and discussed each fund's audited financial statements with management; (2) discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC; and (3) received written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and discussed with the independent registered public accounting firm that firm's independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report for Pioneer Municipal High Income Advantage Fund, Inc. for the fiscal year ended

March 31, 2024 and the Annual Reports for Pioneer Municipal High Income Fund, Inc. and Pioneer Municipal High Income Opportunities Fund, Inc. for the fiscal year ended April 30, 2024.

The members of each fund’s Audit Committee are:

Benjamin M. Friedman

Craig C. MacKay

Lorraine H. Monchak

Fred J. Ricciardi (Chair)

Governance and Nominating Committee: John E. Baumgardner, Jr. (Chair), Diane Durnin, and Thomas J. Perna.

All members of the Governance and Nominating Committee are independent under the applicable NYSE listing standards relating to closed-end funds, and are not “interested persons,” as defined in the 1940 Act, of each fund. The Board of each fund has adopted a written charter for the Governance and Nominating Committee, which is available on Amundi US's website: amundi.com/US. You also can obtain a copy by sending a written request to your fund at the address listed on this proxy statement.

The Governance and Nominating Committee considers governance matters affecting the Board and each fund. Among other responsibilities, the Governance and Nominating Committee reviews the performance of the Independent Directors as a whole, and reviews and recommends to the Independent Directors Committee any appropriate changes concerning, among other things, the size and composition of the Board, the Board’s committee structure and the Independent Directors’ compensation. The Governance and Nominating Committee also makes recommendations to the Independent Directors Committee or the Board on matters delegated to it.

In addition, the Governance and Nominating Committee screens potential candidates for Independent Directors. Among other responsibilities, the Governance and Nominating Committee reviews periodically the criteria for Independent Directors and the spectrum of desirable experience, expertise and characteristics for Independent Directors as a whole, and reviews periodically the qualifications and requisite skills of persons currently serving as Independent Directors and being considered for re-nomination. The Governance and Nominating Committee also reviews the qualifications of any person nominated to serve on the Board by a stockholder or recommended by any Director, management or another person and makes a recommendation as to the qualifications of such nominated or recommended person to the Independent Directors and the Board, and reviews periodically the Committee’s procedure, if any, regarding candidates submitted by stockholders. The Governance and Nominating Committee also strives to achieve diversity of the Board with respect to attributes such as race, ethnicity, gender, cultural background and professional experience when reviewing candidates for any Board vacancies. The Directors who are not Independent Directors and the officers of each fund are nominated and selected by the Board.

The Governance and Nominating Committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Independent Directors to possess (other than qualities or skills that may be required by applicable law or regulation). However, in evaluating a person as a potential nominee to serve as an Independent Director, the Governance and Nominating Committee will consider the following general criteria and principles, among any others that it may deem relevant: (i) the nominee’s reputation for integrity, honesty and adherence to high ethical standards; (ii) the nominee’s business acumen and ability to exercise sound judgment in matters that relate to the current and long-term objectives of the fund and whether the person is willing and able to contribute positively to the decision-making process of the fund; (iii) the nominee’s commitment and ability to devote the necessary time and energy to be an effective Independent Director, to understand the fund and the responsibilities of a director of an investment company; (iv) the nominee’s ability to understand the sometimes conflicting interests of the fund and the management company, and to act in the interests of the fund; (v) whether the nominee has, or appears to have, a conflict of interest that would impair his or her ability to represent the interests of all stockholders and to fulfill the responsibilities of a director; (vi) that nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law; (vii) nominees should have, or be willing to acquire, an appreciation and understanding for the oversight of publicly offered investment companies and the management, administration and distribution services provided by service providers to the companies and their shareholders, and the regulatory context within which these activities are carried out; (viii) nominees should have a collegial, collaborative approach: people who will work efficiently, effectively and in the spirit of candor and respect for fellow board members and the staffs of the service providers; (ix) nominees should have the willingness and ability to serve on appropriate committees, and contribute to and engage meaningfully in the deliberations thereof; and (x) nominees should be committed to diversity and inclusion among Board members.

The Governance and Nominating Committee also will consider whether the nominee has the experience or skills that the Governance and Nominating Committee believes would maintain or enhance the effectiveness of the Independent Directors’ oversight of each fund’s affairs, based on the then current composition and skills of the Independent Directors and experience or skills that may be appropriate in light of changing business conditions and regulatory or other developments. The Governance and Nominating Committee does not necessarily place the same emphasis on each criterion.

The Governance and Nominating Committee does not have a formal procedure for the implementation, or for assessing the effectiveness, of its policy with regard to the consideration of the value of diversity on the Board in reviewing potential nominees for Independent Director. However, as noted above, in its periodic assessment of the effectiveness of the Board, the Board considers the complementary skills and experience of individual Directors in the context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds. In addition, the Governance and Nominating Committee charter provides that the Committee shall strive to achieve diversity of the Board with respect to attributes such as race, ethnicity, gender, cultural background and professional experience when reviewing candidates for any Board vacancies, and further provides, as noted above, that nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.

In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Governance and Nominating Committee will, in addition to any stockholder recommendations, evaluate candidates identified by other means, including candidates proposed by Independent Directors or management. While it has not done so in the past, the Governance and Nominating Committee may retain a consultant to assist the committee in a search for a qualified candidate.

The Governance and Nominating Committee will consider recommendations for board membership by stockholders. In evaluating a nominee recommended by a stockholder, the Governance and Nominating Committee, in addition to the criteria discussed above, may consider the objectives of the stockholder in submitting that nomination and whether such objectives are consistent with the interests of all stockholders. If the Board determines to include a stockholder's candidate among the slate of Board nominees, the candidate's name will be placed on that fund's proxy card.

As discussed above, the Governance and Nominating Committee initiated the recommendation of each of the non-interested nominees to serve as an Independent Director.

With respect to the re-nomination of an existing Independent Director, the Governance and Nominating Committee and the Independent Directors Committee use the criteria and the principles set forth above, as revised from time to time, to guide the selection process.

Stockholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Director c/o the Secretary of the fund at the address on the notice of this annual meeting. The Secretary may determine not to forward any communication to members of the Board that does not relate to the business of a fund.

Policy Administration Committee: Thomas J. Perna (Chair), John E. Baumgardner, Jr., and Diane Durnin.

The Policy Administration Committee, among other things, oversees and monitors each fund’s compliance with legal and regulatory requirements that are not directly related to financial reporting, internal financial controls, independent audits or the performance of the fund’s internal audit function. The Policy Administration Committee also oversees the adoption and implementation of certain of the funds’ policies and procedures.

Oversight of Risk Management

Consistent with its responsibility for oversight of each fund in the interests of stockholders, the Board has established a framework for the oversight of various risks relating to the funds, including the oversight of the identification of risks and the management of certain identified risks. The Board has delegated certain aspects of its risk oversight responsibilities to the committees, but relies primarily on Amundi US and its affiliates for the identification and management or mitigation of risks relating to their management activities on behalf of the funds, as well as to oversee and advise the Board on the risks that may arise relating to the activities of other fund service providers.

Each fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, enterprise risk, reputational risk, cybersecurity risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, stockholder services, investment performance or reputation of a fund.

Most of the funds’ investment management and business operations are carried out by or through Amundi US, its affiliates, and other service providers (such as the custodian and fund accounting agent and the transfer agent), each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from each fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Operational or other failures, including cybersecurity failures, at any one or more of the funds’ service providers could have a material adverse effect on a fund and its stockholders.

Under the overall supervision of the Board or the applicable committee of the Board, each fund, or Amundi US and the affiliates of Amundi US, or other service providers to each fund employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the funds’ and Amundi US’s chief compliance officer and Amundi US’s chief risk officer and director of internal audit, as well as various personnel of Amundi US and of other service providers, make periodic reports to the applicable committee or to the Board with respect to various aspects of risk management. The reports received by the Directors related to risks typically are summaries of relevant information.

The Board recognizes that not all risks that may affect a fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each fund’s goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the funds or Amundi US and its affiliates or other service providers. Because most of the funds’ operations are carried out by various service providers, the Board’s oversight of the risk management processes of those service providers, including processes to address cybersecurity and other operational failures, is inherently limited. As a result of the foregoing and other factors, each fund’s ability to manage risk is subject to substantial limitations.

It is important to note that each fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

The following table indicates the value of shares that each Director or nominee beneficially owned in each fund and Pioneer Funds in the aggregate as of May 31, 2024, the most recent practicable date prior to the filing of this Proxy Statement with the SEC. Beneficial ownership is determined in accordance with SEC Rule 13d-3(d)(1). The share value of any closed-end Pioneer fund is based on its closing market price on May 31, 2024. The share value of any open-end Pioneer fund is based on the net asset value of the class of shares on May 31, 2024. The dollar ranges in this table are in accordance with SEC requirements.

Name of Directors or Nominees	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Pioneer Funds Overseen or to be Overseen by Directors or Nominees
INTERESTED DIRECTORS or NOMINEES
Lisa M. Jones	$0[1] $0[2] $0[3]	Over $100,000
Marco Pirondini*	$0[1] $0[2] $0[3]	Over $100,000

INDEPENDENT DIRECTORS or NOMINEES
John E. Baumgardner, Jr.	$0[1] $0[2] $0[3]	Over $100,000
Diane Durnin	$0[1] $0[2] $0[3]	Over $100,000
Benjamin M. Friedman	$0[1] $0[2] $0[3]	Over $100,000
Craig C. MacKay	$0[1] $0[2] $0[3]	Over $100,000
Lorraine H. Monchak	$0[1] $0[2] $0[3]	Over $100,000
Thomas J. Perna	$0[1] $0[2] Over $100,000[3]	Over $100,000
Fred J. Ricciardi	$0[1] $0[2] $0[3]	Over $100,000

1 Shares held in Pioneer Municipal High Income Fund, Inc.

2 Shares held in Pioneer Municipal High Income Advantage Fund, Inc.

3 Shares held in Pioneer Municipal High Income Opportunities Fund, Inc.

* Mr. Pirondini was elected as a Director on January 22, 2024.

As of December 31, 2023, the Directors, any nominee for election as a Director and the executive officers of each fund owned beneficially in the aggregate less than 1% of the outstanding shares of each fund.

For each of the funds, during the most recent fiscal year, none of the Independent Directors or any nominee for election as an Independent Director engaged in the purchase or sale of securities of Amundi US, Amundi, Amundi US, Inc. or any other entity in a control relationship to Amundi US or Amundi Distributor US, Inc.

Material Relationships of the Independent Directors

Mr. Baumgardner, an Independent Director, is Of Counsel to Sullivan & Cromwell LLP, which acts as independent counsel to the Independent Directors of all of the Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell LLP by the Pioneer Funds was approximately $404,966 and $660,871 in each of 2022 and 2023.

Executive Officers of the Funds

In addition to Ms. Jones, who serves as the President and Chief Executive Officer of each fund, and Mr. Pirondini, who serves as the Executive Vice President of each fund, the following table provides information with respect to the other executive officers of the funds. Each executive officer is elected by the Board and serves until his or her successor is duly elected and qualifies or until his or her resignation or removal by the Board. Each of the executive officers of the funds is an employee of Amundi US and none of the executive officers are employees of the funds. The business address of all officers of the funds is 60 State Street, Boston, Massachusetts 02109.

Name, age and position with each fund	Principal occupation(s)

Christopher J. Kelley (59) Secretary and Chief Legal Officer	Senior Vice President and Deputy General Counsel of Amundi US since March 2024; Vice President and Associate General Counsel of Amundi US from January 2008 to March 2024; Secretary and Chief Legal Officer of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer Funds from September 2003 to May 2010; Vice President and Senior Counsel of Amundi US from July 2002 to December 2007
Thomas Reyes (61) Assistant Secretary	Associate General Counsel of Amundi US since March 2023; Assistant Secretary of all the Pioneer Funds since June 2010; Assistant General Counsel of Amundi US from May 2013 to March 2023 and Counsel of Amundi US from June 2007 to May 2013
Heather L. Melito-Dezan (47) Assistant Secretary	Director - Trustee and Board Relationships of Amundi US since September 2019; Assistant Secretary of Amundi US, Inc. since July 2020: Assistant Secretary of Amundi Asset Management US, Inc. since July 2020: Assistant Secretary of Amundi Distributor US, Inc. since July 2020; Assistant Secretary of all the Pioneer Funds since September 2022; Private practice from 2017 – 2019
Anthony J. Koenig, Jr. (58) Treasurer and Chief Financial and Accounting Officer	Managing Director, Chief Operations Officer and Fund Treasurer of Amundi US since May 2021; Treasurer of all of the Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer Funds from January 2021 to May 2021; and Chief of Staff, US Investment Management of Amundi US from May 2008 to January 2021
Luis I. Presutti (58) Assistant Treasurer	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer of all of the Pioneer Funds since 1999
Gary Sullivan (65) Assistant Treasurer	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant Treasurer of all of the Pioneer Funds since 2002
Antonio Furtado (41) Assistant Treasurer	Fund Oversight Manager – Fund Treasury of Amundi US since 2020; Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund Treasury Analyst from 2012 - 2020
Michael Melnick (53) Assistant Treasurer	Vice President - Deputy Fund Treasurer of Amundi US since May 2021; Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of Regulatory Reporting of Amundi US from 2001 – 2021; and Director of Tax of Amundi US from 2000 - 2001
John Malone (53) Chief Compliance Officer	Managing Director, Chief Compliance Officer of Amundi US Asset Management; Amundi Asset Management US, Inc.; and the Pioneer Funds since September 2018; Chief Compliance Officer of Amundi Distributor US, Inc. since January 2014
Brandon Austin (52) Anti-Money Laundering Officer	Director, Financial Security – Amundi Asset Management; Anti-Money Laundering Officer of all the Pioneer Funds since March 2022; Director of Financial Security of Amundi US since July 2021; Vice President, Head of BSA, AML and OFAC, Deputy Compliance Manager, Crédit Agricole Indosuez Wealth Management (investment management firm) (2013 – 2021)

Compensation of Directors and Executive Officers

The Independent Directors review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific Directors and attendance at meetings. The compensation paid to the Directors is then allocated among the funds as follows:

•	each fund with assets less than $250 million pays each Independent Directors an annual fee of $1,000.
•	the remaining compensation of the Independent Directors is allocated to each fund with assets greater than $250 million based on the fund’s net assets.
•	the Interested Directors receive an annual fee of $500 from each fund, except in the case of funds with net assets of $50 million or less, which pay each Interested Directors an annual fee of $200. Amundi US reimburses these funds for the fees paid to the Interested Directors.

Each fund does not pay any salary or other compensation to its executive officers, none of whom are employees of the funds. Amundi US or its affiliates compensate the funds’ executive officers, who are also officers or employees of Amundi US or its affiliates. The funds pay a portion of the chief compliance officer’s compensation for his services as the funds’ chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer’s compensation.

No Director has pension or retirement benefits accrued as a part of fund expenses.

The following table sets forth certain information with respect to the compensation paid to the Directors/nominees by each fund and by all funds in the Fund Complex for the fund’s most recent fiscal year.†

Name of Director	Pioneer Municipal High Income Advantage Fund, Inc.	Pioneer Municipal High Income Fund, Inc.	Pioneer Municipal High Income Opportunities Fund, Inc.	Total Compensation from the Funds and Other Pioneer Funds[1]
Interested Directors:
Lisa M. Jones	$0.00	$0.00	$0.00	$0.00
Marco Pirondini[2]	$0.00	$0.00	$0.00	$0.00
Kenneth J. Taubes[3]	$0.00	$0.00	$0.00	$0.00
Independent Directors:
John E. Baumgardner, Jr.	$1,609.95	$1,565.31	$1,000.00	$312,100.00
Diane Durnin	$1,582.03	$1,539.38	$1,000.00	$299,762.00
Craig C. MacKay	$1,567.07	$1,601.57	$1,000.00	$294,177.00
Benjamin M. Friedman	$1,650.84	$1,523.80	$1,000.00	$331,190.00
Lorraine H. Monchak	$1,662.52	$1,612.42	$1,000.00	$336,353.00
Thomas J. Perna	$1,805.08	$1,745.22	$1,000.00	$402,100.00
Fred J. Ricciardi	$1,660.34	$1,611.92	$1,000.00	$330,853.00

† The most recent fiscal year end for Pioneer Municipal High Income Advantage Fund, Inc. is March 31, 2024, and the most recent fiscal year end for each of Pioneer Municipal High Income Fund, Inc. and Pioneer Municipal High Income Opportunities Fund, Inc. is April 30, 2024.

1 As of the fiscal years ended March 31, 2024 and April 30, 2024, there were 46 U.S. registered funds in the Pioneer Funds.

2 Mr. Pirondini was elected as a Director of the fund on January 22, 2024.

3 Mr. Taubes retired as a Director of the Pioneer Funds effective January 1, 2024.

Investment Adviser and Administrator

Amundi US, whose executive offices are located at 60 State Street, Boston, Massachusetts 02109, serves as investment adviser and administrator to each fund.

Amundi US is an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi Holdings US, Inc. Amundi, one of the world’s largest asset managers, is headquartered in Paris, France. As of March 31, 2024, Amundi had more than $2.2 trillion in assets under management worldwide. As of March 31, 2024, Amundi US (and its U.S. affiliates) had over $104 billion in assets under management.

Required Stockholder Vote

In accordance with the Bylaws for each of Pioneer Municipal High Income Fund, Inc. and Pioneer Municipal High Income Advantage Fund, Inc., the holders of Common Stock and Preferred Stock of the fund will vote on the respective nominees designated to be elected by such class of shares.

A majority of all of the votes entitled to be cast at a meeting of stockholders duly called and at which a quorum is present, with the holders of Common Stock and Preferred Stock voting together as a single class, is required to elect each nominee designated to be elected by the holders of Common Stock and Preferred Stock for Director.

-	Mr. Perna, and Mr. Ricciardi are the Board’s nominees for election by the holders of Common Stock and Preferred Stock of the fund, voting together as a single class, as Class III Directors of Pioneer Municipal High Income Fund, Inc. and Pioneer Municipal High Income Advantage Fund, Inc.

A majority of all of the votes of the outstanding Preferred Stock is required to elect each nominee designated to be elected by the holders of Preferred Stock of the fund.

-	Mr. MacKay is the Board’s nominee for election by the holders of Preferred Stock only as a Class III Director of Pioneer Municipal High Income Fund, Inc. and Pioneer Municipal High Income Advantage Fund, Inc.

In accordance with the Bylaws for Pioneer Municipal High Income Opportunities Fund, Inc., a majority of all of the votes entitled to be cast at a meeting of stockholders duly called and at which a quorum is present is required to elect each nominee for Director.

-	Mr. MacKay, Mr. Perna and Mr. Ricciardi are the Board’s nominees for election by the holders of Common Stock as Class III Directors of Pioneer Municipal High Income Opportunities Fund, Inc.; and Ms. Durnin is the Board’s nominee for election by the holders of Common Stock as a Class II Director of Pioneer Municipal High Income Opportunities Fund, Inc.

Board Recommendation

For the reasons set forth above, the Directors of your fund unanimously recommend that stockholders vote on the WHITE proxy card FOR each of Mr. MacKay, Mr. Perna, Mr. Ricciardi and Ms. Durnin. Please do not return or vote any other color proxy card you may receive.

AUDITOR INFORMATION

Each fund’s Board, with the approval and recommendation of the Audit Committee, has selected Deloitte & Touche LLP to serve as the independent registered public accounting firm for the fund’s current fiscal year. Deloitte & Touche LLP, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), confirmed to the Audit Committee that it is an independent registered public accounting firm with respect to the funds. Deloitte & Touche LLP replaced Ernst & Young LLP. . Ernst & Young LLP resigned as each fund’s independent registered public accounting firm, effective March 25, 2024. Ernst & Young LLP served as the independent registered public accounting firm for Pioneer Municipal High Income Advantage Fund, Inc. for the fiscal year ended March 31, 2023, Pioneer Municipal High Income Fund, Inc. for the fiscal year ended April 30, 2023, and Pioneer Municipal High Income Opportunities Fund, Inc. for the fiscal year ended April 30, 2023. Deloitte & Touche LLP served as the independent registered public accounting firm for Pioneer Municipal High Income Advantage Fund, Inc. for the fiscal year ended March 31, 2024, Pioneer Municipal High Income Fund, Inc. for the fiscal year ended April 30, 2024, and Pioneer Municipal High Income Opportunities Fund, Inc. for the fiscal year ended April 30, 2024.

During the periods that Ernst & Young LLP served as each fund’s independent registered public accounting firm, including each fund’s two most recent fiscal years, Ernst & Young LLP’s reports on each fund’s financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. During the periods that Ernst & Young LLP served as each fund’s independent registered public accounting firm, including each fund’s two most recent fiscal years, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such periods. In addition, there have been no reportable events related to the funds, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Audit Fees

The following are aggregate fees billed for professional services rendered by Deloitte & Touche LLP for the most recently completed fiscal year and Ernst & Young LLP for the prior fiscal year for its audit of each fund's annual financial statements and fees related to services that are normally provided by Deloitte & Touche LLP and Ernst & Young LLP in connection with statutory and regulatory filings for the two most recent fiscal years. All of these services were pre-approved by the Audit Committee of each fund pursuant to Regulation S-X.

	For the fiscal year ended 3/31/2024	For the fiscal year ended 3/31/2023
Pioneer Municipal High Income Advantage Fund, Inc.	$47,300.00	$45,505.00
	For the fiscal year ended 4/30/2024	For the fiscal year ended 4/30/2023
Pioneer Municipal High Income Fund, Inc.	$47,300.00	$45,505.00
Pioneer Municipal High Income Opportunities Fund, Inc.	$47,000.00	$45,150.00

Audit-Related Fees

The following are aggregate audit-related fees billed for assurance and related services by Deloitte & Touche LLP and Ernst & Young LLP to each fund that are related to agreed upon procedures related to the ratings of each fund’s Preferred Stock (if any) for the two most recent fiscal years. All of these services were pre-approved by the Audit Committee of each fund pursuant to Regulation S-X.

	For the fiscal year ended 3/31/2024	For the fiscal year ended 3/31/2023
Pioneer Municipal High Income Advantage Fund, Inc.	$0.00	$2,337.20
	For the fiscal year ended 4/30/2024	For the fiscal year ended 4/30/2023
Pioneer Municipal High Income Fund, Inc.	$0.00	$2,279.89
Pioneer Municipal High Income Opportunities Fund, Inc.	$0.00	$2,042.20

Tax Fees

The following are aggregate fees billed for professional services, primarily for tax returns, rendered by Deloitte & Touche LLP and Ernst & Young LLP for tax compliance, tax advice and tax planning to each fund for the two most recent fiscal years. All of these services were pre-approved by the Audit Committee of each fund pursuant to Regulation S-X.

	For the fiscal year ended 3/31/2024	For the fiscal year ended 3/31/2023
Pioneer Municipal High Income Advantage Fund, Inc.	$10,500.00	$10,105.00
	For the fiscal year ended 4/30/2024	For the fiscal year ended 4/30/2023
Pioneer Municipal High Income Fund, Inc.	$10,500.00	$10,105.00
Pioneer Municipal High Income Opportunities Fund, Inc.	$10,500.00	$10,105.00

All Other Fees

There were no fees billed for other services rendered by Deloitte & Touche LLP or Ernst & Young LLP to the funds.

Affiliates’ Fees for Non-Audit Services Required to be Pre-Approved

Each fund’s Audit Committee is required to pre-approve services to affiliates as defined by SEC rules to the extent that the services relate directly to the operations or financial reporting of the fund. Affiliates include the fund’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the fund (hereinafter referred to as “affiliates” of the fund). For the fiscal years ended March 31, 2024 and 2023, for Pioneer Municipal High Income Advantage Fund, Inc., there were no services provided to an affiliate that required the fund’s Audit Committee pre-approval. For the fiscal years ended April 30, 2024 and 2023, for Pioneer Municipal High Income Fund, Inc. and Pioneer Municipal High Income Opportunities Fund, Inc., there were no services provided to an affiliate that required the fund’s Audit Committee pre-approval.

General Audit Committee Approval Policy

•	For all projects, each of the officers of the funds and the funds’ independent registered public accounting firm will make an assessment to determine that any proposed projects will not impair independence.
•	Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy will be applied. Any services outside the specific pre-approved service subcategories set forth above must specifically be approved by each fund’s Audit Committee.
•	At least quarterly, each fund’s Audit Committee shall review a report summarizing the services by service category, including fees, provided by the independent registered public accounting firm as set forth in the above policy.

The charter of each Audit Committee requires that the Audit Committee shall approve (a) all audit and non-audit services to be provided to each fund and (b) all non-audit services to be provided by the fund’s independent public accounting firm to Amundi US and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the fund (“Covered Service Providers”) if the engagement relates directly to the operations and financial reporting of the fund. The Audit Committee may delegate, to the extent permitted by law, pre-approval responsibilities to one or more members of the Audit Committee who shall report to the full Audit Committee.

The Audit Committee may not approve non-audit services that the Audit Committee believes may impair the independence of the independent registered public accounting firm. Permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below provided to the fund by the independent registered public accounting firm, other than those provided to a fund in connection with an audit or a review of the financial statements of the fund. Permissible non-audit services may not include (a) bookkeeping or other services related to the accounting records or financial statements of the fund; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker or dealer, investment adviser or investment banking services; (h) legal services and expert services unrelated to the audit; and (i) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by each fund’s Audit Committee of any permissible non-audit services is not required so long as: (a) the aggregate amount of all such permissible non-audit services provided to a fund, Amundi US and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (i) the fund, (ii) Amundi US and (iii) any Covered Service Provider during the fiscal year in which services are provided that would not have to be approved by the Audit Committee; (b) the permissible non-audit services were not recognized by the fund at the time of the engagement to be non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to completion of the audit.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by Deloitte & Touche LLP and Ernst & Young LLP for services rendered to each fund and its affiliates, as previously defined, were as follows.

	For the fiscal year ended 3/31/2024	For the fiscal year ended 3/31/2023
Pioneer Municipal High Income Advantage Fund, Inc.	$0.00	$0.00
	For the fiscal year ended 4/30/2024	For the fiscal year ended 4/30/2023
Pioneer Municipal High Income Fund, Inc.	$0.00	$0.00
Pioneer Municipal High Income Opportunities Fund, Inc.	$0.00	$0.00

The Audit Committee of the Board of each fund has considered whether the provision of services, other than audit services, by Deloitte & Touche LLP to each fund and its affiliates is compatible with maintaining Deloitte & Touche LLP’s independence in performing audit services.

Representatives of Deloitte & Touche LLP will be available at the annual meeting, will have the opportunity to make a statement should they desire to do so, and will be available to answer questions.

INFORMATION CONCERNING THE MEETINGS

Outstanding Shares and Quorum

As of the record date, August 9, 2024, the following shares of Common Stock and Preferred Stock were outstanding for each fund:

	Common Stock	Preferred Stock
Pioneer Municipal High Income Advantage Fund, Inc.	23,914,439	Variable Rate MuniFund Term Preferred Shares Series 2021	500
Pioneer Municipal High Income Fund, Inc.	22,771,349	Variable Rate MuniFund Term Preferred Shares Series 2021	500
Pioneer Municipal High Income Opportunities Fund, Inc.	16,885,273	None

Only stockholders of record as of the close of business on the record date are entitled to notice of and to vote at the annual meeting. With respect to matters to be voted on by the holders of Common Stock and Preferred Stock of a fund voting together as a single class, the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast at the annual meeting (without regard to class) on such matters shall constitute a quorum for the transaction of business on such matters. With respect to matters to be voted on by the Preferred Stock of a fund voting as a separate class (if any), the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast at the annual meeting by holders of stock of such class on such matters shall constitute a quorum for the transaction of business on such matters.

Ownership of Shares of the Funds

Pioneer Municipal High Income Advantage Fund, Inc.

To the best of the fund’s knowledge, as of August 9, 2024, Cede & Co., a nominee for participants in the Depository Trust Company, P.O. Box 20, Bowling Green Station, New York, NY 10004, held of record [ ] shares, equal to approximately [ ]% of the fund’s outstanding Common Stock, including the shares shown below:

Name and Address of Beneficial Owner	Share Class	Number of Shares	% of Class
Saba Capital Management, L.P. Boaz R. Weinstein Saba Capital Management GP, LLC 405 Lexington Avenue, 58th Floor New York, New York 10174	Common	3,103,620	12.98% (1)
(1)	Based on an Update and Supplement to Shareholder Notice of Intent to Nominate a Person for Election provided to the Fund by Saba Capital Master Fund, Ltd. on August 8, 2024, and Form 4 filed by Saba Capital Management, L.P. and Boaz R. Weinstein on August 8, 2024.

To the best of the fund’s knowledge, as of August 9, 2024, Bank of America Corporation, 100 North Tryon Street, Charlotte, North Carolina 28255 and Banc of America Preferred Funding Corporation, 214 North Tryon Street, Charlotte, North Carolina 28255, held of record 500 shares, equal to 100% of the fund’s outstanding Variable Rate MuniFund Term Preferred Shares Series 2021.

Pioneer Municipal High Income Fund, Inc.

To the best of the fund’s knowledge, as of August 9, 2024, Cede & Co., a nominee for participants in the Depository Trust Company, P.O. Box 20, Bowling Green Station, New York, NY 10004, held of record [ ] shares, equal to approximately [ ]% of the fund’s outstanding Common Stock, including the shares shown below:

Name and Address of Beneficial Owner	Share Class	Number of Shares	% of Class
Saba Capital Management, L.P. Boaz R. Weinstein Saba Capital Management GP, LLC 405 Lexington Avenue, 58th Floor New York, New York 10174	Common	3,579,043	15.72% (1)
Sit Investment Associates, Inc. 3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	Common	1,371,346	6.02% (2)
Pathstone Family Office, LLC Pathstone Holdings, LLC 10 Sterling Boulevard, Suite 402 Englewood, NJ 07631	Common	1,171,522	5.14% (3)
(1)	Based on an Update and Supplement to Shareholder Notice of Intent to Nominate a Person for Election provided to the Fund by Saba Capital Master Fund, Ltd. on August 8, 2024, and Form 4 filed by Saba Capital Management, L.P. and Boaz R. Weinstein on August 8, 2024.
(2)	Based on Schedule 13G filed by Sit Investment Associates, Inc. on February 13, 2024.
(3)	Based on Form 13F filed by Pathstone Holdings, LLC on February 14, 2024.

To the best of the fund’s knowledge, as of August 9, 2024, Bank of America Corporation, 100 North Tryon Street, Charlotte, North Carolina 28255 and Banc of America Preferred Funding Corporation, 214 North Tryon Street, Charlotte, North Carolina 28255, held of record 500 shares, equal to 100% of the fund’s outstanding Variable Rate MuniFund Term Preferred Shares Series 2021.

Pioneer Municipal High Income Opportunities Fund, Inc.

To the best of the fund’s knowledge, as of August 9, 2024, Cede & Co., a nominee for participants in the Depository Trust Company, P.O. Box 20, Bowling Green Station, New York, NY 10004, held of record [ ] shares equal to approximately [ ]% of the fund’s outstanding Common Stock, including the shares shown below:

Name and Address of Beneficial Owner	Share Class	Number of Shares	% of Class
Sit Investment Associates, Inc. 3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	Common	1,846,415	10.94% (1)
Saba Capital Management, L.P. Boaz R. Weinstein Saba Capital Management GP, LLC 405 Lexington Avenue, 58th Floor New York, New York 10174	Common	1,790,105	10.60% (2)
(1)	Based on Form 13F filed by Sit Investment Associates, Inc. on February 13, 2024.
(2)	Based on an Update and Supplement to Shareholder Notice of Intent to Nominate a Person for Election provided to the Fund by Saba Capital Master Fund, Ltd. on August 8, 2024, and Form 4 filed by Saba Capital Management, L.P. and Boaz R. Weinstein on August 6, 2024.

Stockholder Proposals

Under Rule 14a-8 of the Exchange Act (relating to stockholder proposals), any stockholder proposal that may properly be included in your fund's proxy statement for the 2025 annual meeting, must be received by the Secretary of the fund at the fund's principal office at 60 State Street, Boston, Massachusetts 02109 at least 120 calendar days prior to the anniversary of the date the fund's proxy statement for the 2024 annual meeting was released to its stockholders, or on or before [ ], 2025. A proposal or nomination that is not to be included in a fund's proxy statement may be made at the 2025 annual meeting for such fund only if it is received by the Secretary of the fund at the fund's principal office at 60 State Street, Boston, Massachusetts 02109 not earlier than 150 days (i.e., [ ], 2025) and not later than 5:00 p.m., Eastern Time, 120 days (i.e., [ ], 2025) before the anniversary of the date of the fund's proxy materials for the 2024 annual meeting provided, however, that in the event that the date of the 2025 annual meeting for a fund is advanced or delayed by more than thirty (30) days from the anniversary date of the 2024 annual meeting, notice by a stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of the 2025 annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of the 2025 annual meeting, as originally convened, or the 10th day following the day on which public announcement of the date of such annual meeting is first made by the fund. The funds’ Bylaws require that certain information must be provided by the stockholder to the fund when notice of a nominee for election as a Director or proposal is submitted to the fund.

The submission by a stockholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Each of Pioneer Municipal High Income Fund, Inc., Pioneer Municipal High Income Advantage Fund, Inc. and Pioneer Municipal High Income Opportunities Fund, Inc. currently expect to hold the next annual stockholders' meeting on or about October 2, 2025, which date is subject to change. Stockholder proposals are subject to certain regulations under the federal securities laws.

Proxies, Quorum and Voting at the Annual Meeting

Stockholders who execute proxies or provide voting instructions by telephone or the Internet generally have the power to revoke them at any time before a vote is taken on a proposal by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the fund. In addition, although mere attendance at the meeting will not revoke a proxy, a stockholder present at the meeting may withdraw his or her proxy and vote at the meeting. All shares represented by properly executed and unrevoked proxies received in time for the meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby for the election of each of the Board’s nominees for election as a Director, as described above, and will vote in their discretion in connection with the transaction of such other business as may properly come before the meeting or any postponements or adjournments thereof.

Only stockholders of record as of the close of business on the record date are entitled to notice of and to vote at the meeting.

For each of Pioneer Municipal High Income Fund, Inc. and Pioneer Municipal High Income Advantage Fund, Inc.: with respect to matters to be voted on by the holders of Common Stock and Preferred Stock of a fund voting together as a single class, the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast at the meeting (without regard to class) on such matters shall constitute a quorum for the transaction of business on such matters; with respect to matters to be voted on by the Preferred Stock of a fund voting as a separate class (if any), the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast at the meeting by holders of stock of such class on such matters shall constitute a quorum for the transaction of business on such matters.

For Pioneer Municipal High Income Opportunities Fund, Inc.: the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast at the meeting by holders of stock of such fund shall constitute a quorum for the transaction of business at the meeting.

An inspector of elections appointed for the meeting will determine whether a quorum is present and will tabulate votes cast at the meeting. If a quorum is not present, we expect to adjourn the annual meeting until we obtain a quorum.

Abstentions and “broker non-votes,” if any, will be treated as present for purposes of determining a quorum. “Broker non-votes” occur when a broker or nominee holding shares in "street name" does not vote on a proposal because the broker or nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. If your shares are held in the name of a brokerage firm, and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal unless it is a “routine” matter. If Saba Capital files definitive proxy materials to contest the election of the fund’s Director nominees and mails such materials to you, then, pursuant to the rules of the NYSE which provide that there can be no routine proposals at a meeting that is the subject of a contested solicitation, none of the matters to be voted on at the annual meeting will be deemed “routine” matters. Accordingly, brokers will not be permitted to vote your shares at the annual meeting with respect to the election of nominees without your instructions as to how to vote. Please instruct your broker how to vote your shares using the voting instruction form provided by your broker. Since it is not expected that any of the proposals being presented at the annual meeting will be routine, it is not expected that there will be any broker non-votes at the annual meeting. Accordingly, the funds do not anticipate that there will be any broker non-votes included in the calculation of the number of shares represented at the annual meeting for purposes of determining whether a quorum has been achieved.

On any matter submitted to a vote of stockholders each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote.

Stockholders may not cumulate votes for Director nominees. The last proxy card submitted by a stockholder will be counted. Stockholders do not have rights of appraisal or similar rights of dissenters in connection with the election of Directors.

As discussed more fully under Proposal 1 above, nominees must be elected by a majority of all the votes entitled to be cast at a meeting of stockholders duly called and at which a quorum is present. Because the required vote for Proposal 1 is based on the number of votes the fund’s stockholders are entitled to cast rather than on the number of votes cast, failure to vote your shares (including failure to give voting instructions to your broker, bank or other nominee), abstentions and “broker non-votes” (if any) will have the same effect as voting “AGAINST” the election of the directors.

As previously disclosed, the Board of Directors of each fund has adopted a resolution to opt in to the provisions of the Maryland Control Share Acquisition Act (“MCSAA”). Generally, the MCSAA provides that a holder of “control shares” (as defined in the MCSAA) of a Maryland corporation (e.g., a fund) acquired in a “control share acquisition” (as defined in the MCSAA) will not be entitled to vote its control shares unless the other stockholders of the corporation reinstate those voting rights. Generally, “control shares” are shares that, when aggregated with shares already owned by an acquiring person, would entitle the acquiring person to exercise 10% or more, 33 1/3% or more, or a majority of the total voting power of shares entitled to vote in the election of directors. There can be no assurance that the MCSAA will be enforceable with respect to the funds.

Adjournments

The annual meeting with respect to one or more funds may, by action of the chair of the meeting and without any action by stockholders, be adjourned from time to time with respect to one or more matters to be considered at the annual meeting to a later date and time and at a place announced at the annual meeting, whether or not a quorum is present with respect to such matter, and the meeting may be held as adjourned without further notice other than announcement at the meeting, provided that the new meeting date is not more than 120 days from the original record date. At the discretion of the chair, if a quorum is present with respect to a proposal to be considered at the meeting, a vote may be taken on the proposal prior to such adjournment. Such vote will be considered final regardless of whether the meeting is adjourned with respect to any other proposal. The meeting may be postponed prior to the meeting. If the annual meeting with respect to a fund is postponed, that fund will give notice of the postponed meeting to stockholders.

Method of Solicitation and Expenses

The cost of preparing, printing and mailing the enclosed proxy statement, accompanying Notice of Annual Meeting of Stockholders and the accompanying proxy card for each fund will be borne by that fund. In addition to soliciting proxies by mail, Amundi US may, at the funds’ expense, have one or more of the funds’ officers, representatives or compensated third-party agents, including Amundi US and Amundi Distributor US, Inc., aid in the solicitation of proxies by telephone, facsimile, electronic mail, text message, internet, and other electronic means and by personal solicitation and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons.

Each fund has retained EQ Fund Solutions LLC to provide solicitation and advisory services in connection with this solicitation. As a result of the potential proxy solicitation by Saba Capital, the funds may incur additional costs in connection with the solicitation of proxies. Although no precise estimate can be made at the present time, it is currently estimated that the funds’ aggregate out-of-pocket expenses, including those of EQ Fund Solutions LLC, related to this proxy solicitation, in excess of those normally spent for an annual meeting and as a result of the potential proxy contest by Saba Capital and excluding base annual retainers and meeting fees of our Directors, are currently estimated to be approximately $1,400,000. These solicitation costs are expected to include the fees payable to our proxy solicitor; fees of outside counsel and advisers to advise us in connection with a contested solicitation of proxies; increased costs related to investor relations; increased mailing costs, such as the costs of additional mailings of solicitation material to stockholders, including printing costs, mailing costs and the reimbursement of reasonable expenses of banks, brokerage houses and other agents incurred in forwarding solicitation materials to beneficial owners of each fund’s shares, as described above; and the costs of retaining an independent inspector of election.

As noted above, EQ Fund Solutions LLC will also assist the Board in the solicitation of proxies. EQ Fund Solutions LLC will solicit proxies from individuals, brokers, banks, bank nominees, and other institutional holders. EQ Fund Solutions LLC anticipates that approximately [ ] of its employees and/or other persons will be involved in soliciting the funds’ stockholders. EQ Fund Solutions LLC does not believe that any of its owners, managers, officers, employees, affiliates, or controlling persons, if any, is a “participant” in this proxy solicitation.

Stockholders may also be solicited by advertisements in periodicals, press releases issued by the funds, letters from the funds to stockholders, postings on the funds’ website and/or other websites, including, without limitation, social media websites. Unless expressly indicated otherwise, information contained on the funds’ website is not part of this Proxy Statement. In addition, none of the information on the other websites listed in this Proxy Statement is part of this Proxy Statement. These website addresses are intended to be inactive textual references only.

Appendix A sets forth information relating to those persons, including the Board’s nominees, the Directors who are not nominees, the funds’ executive officers, and officers and employees of Amundi US, who are considered “participants” in the funds’ solicitation under the rules of the SEC by reason of their position as Directors and/or nominees of the funds or because they may solicit proxies on behalf of the funds.

Each fund may also arrange to have votes recorded by telephone, the internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate stockholders' identities, to allow stockholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. In the case of telephone voting, stockholders would be called at the phone number the transfer agent, Equiniti Trust Company, has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The stockholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. In the case of automated telephone and internet voting, stockholders would be required to provide their Social Security number or other identifying information and would receive a confirmation of their instructions.

Persons holding shares as nominees will be reimbursed by the fund, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

OTHER MATTERS

Except as disclosed in this Proxy Statement, the Board knows of no other matters to be presented for stockholder action at the annual meeting. However, if other matters do properly come before the annual meeting or any adjournments or postponements thereof, the Board intends that the persons named as proxy holders on the Board’s WHITE proxy card will vote upon such matters in their discretion, subject to compliance with Rule 14a-4(c) of the Exchange Act.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Christopher J. Kelley
Christopher J. Kelley
Chief Legal Officer and Secretary

August [ ], 2024

IMPORTANT!
PLEASE SIGN, DATE, AND MAIL THE ENCLOSED WHITE PROXY CARD TODAY!

WE URGE YOU NOT TO SIGN ANY PROXY CARD OR

VOTING INSTRUCTION FORM SENT TO YOU BY SABA CAPITAL

OR ANY PERSON OTHER THAN THE FUND

Remember, you can vote your shares by telephone or via the Internet. Please follow the easy instructions on the enclosed WHITE proxy card.

If you have any questions or need assistance in voting
your shares, please contact our proxy solicitor:

EQ Fund Solutions LLC, toll free at (800) 591-6309.

APPENDIX A

SUPPLEMENTAL INFORMATION CONCERNING PARTICIPANTS

Set forth below (or cross-referenced to the section of the Proxy Statement where the information can be found) are (i) the name, present principal occupation, and business address of each of the Board’s nominees, each of whom is a Director, (ii) the name, present principal occupation, and business address of each of the Directors, and (iii) the name, present principal occupation, and business address of certain individuals who, under SEC rules, are considered to be “participants” in each fund’s solicitation of proxies from its stockholders in connection with the annual meeting (collectively, the “Participants”).

Directors and Nominees

Each of the Board’s nominees are currently Directors of each fund. The names and principal occupations of the Directors are included in the Proxy Statement under the section titled “Proposal No. 1 Election of Directors - Information Regarding the Board’s Nominees and Directors.” The business address for each of the funds’ Directors is: c/o Pioneer Funds, 60 State Street, Boston, MA 02109.

Other Participants

The names and principal occupations of the other individuals who may be considered “Participants” if any such persons solicit proxies are set forth below. The business address for each such person is: c/o Pioneer Funds, 60 State Street, Boston, MA 02109.

Name	Principal Occupation
Lisa M. Jones Director, President and Chief Executive Officer of each fund

Director, CEO and President of Amundi US, Inc. (investment management firm) (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Director, CEO and President of Amundi Distributor US, Inc. (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset Management US, Inc. (September 2014 – 2018); Managing Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of International, Eaton Vance Management (investment management firm) (2005 – 2010); Director of Amundi Holdings US, Inc. (since 2017)

Marco Pirondini Director and Executive Vice President of each fund	Executive Vice President and Chief Investment Officer of Amundi Asset Management US, Inc. since January 2024; Senior Managing Director and Head of Equities U.S. of Amundi US from 2010 to December 2023
Jonathan Duensing	Senior Managing Director and Head of Fixed Income, US (since 2021) at Amundi Asset Management US, Inc.
John (Jake) Crosby van Roden III Fund Portfolio Manager	Managing Director and Director of Municipals, US (since 2024) at Amundi Asset Management US, Inc.
Prakash Vadlamani Fund Portfolio Manager	Senior Vice President, Associate Portfolio Manager and Senior Credit Analyst (since 2024) at Amundi Asset Management US, Inc.

Information Regarding Ownership of Company Securities by Participants

As of July 31, 2024, the most recent practicable date prior to the filing of this Proxy Statement with the SEC, Thomas J. Perna, a Director of each fund, held beneficially shares of Pioneer Municipal High Income Opportunities Fund, Inc. with a value of over $100,000. Other than Mr. Perna, none of the Participants beneficially own any debt or equity security issued by a fund, and none of the Participants own any debt or equity security issued by a fund of record that he or she does not also own beneficially.

A-1

Transactions in the Funds’ Securities by Participants

Between July 31, 2022 and July 31, 2024, none of the Participants engaged in any purchases or sales of a fund’s securities.

Miscellaneous Information Regarding Participants

Except as described in the Proxy Statement or this Appendix A, to each fund’s knowledge: none of the Participants (i) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, any shares or other securities of a fund or any of the funds’ subsidiaries, (ii) has purchased or sold any of such securities within the past two years, or (iii) is, or within the past year was, a party to any contract, arrangement or understanding with any person with respect to any such securities. Except as disclosed in this Appendix A or the Proxy Statement, no associates of a “participant” beneficially owns, directly or indirectly, any of our securities. Other than as disclosed in this Appendix A or the Proxy Statement, neither the funds nor any of the “participants” have a substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the annual meeting. In addition, neither the funds nor any of the Participants has been within the past year party to any contract, arrangement or understanding with any person with respect to any of our securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. During the past ten years, no participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

Other than as set forth in this Appendix A or this Proxy Statement, none of the Participants or any of their associates have (i) any arrangements or understandings with any person with respect to any future employment by the funds or the funds’ affiliates or with respect to any future transactions to which the funds or any of their affiliates will or may be a party or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of a fund’s last fiscal year or any currently proposed transactions, to which a fund or any of its subsidiaries was or is to be a party in which the amount involved exceeded $120,000.

 A-2

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

SIGN, DATE AND VOTE ON THE REVERSE SIDE

Pioneer Municipal High Income Fund, Inc. - Common

(“MHI” or the “Fund”)

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 3, 2024

This proxy is solicited on behalf of the Board of Directors of the Fund. I (we) the undersigned holder(s) of shares of common stock of the Fund, having received notice of the meeting and proxy statement, and revoking all prior proxies, hereby appoint Lisa M. Jones, Christopher J. Kelley and Thomas Reyes, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of the Fund scheduled to be held on October 3, 2024, at 3:00 p.m. Eastern Time at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, MA 02110 and any adjournments, postponements, continuation or rescheduling thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of common stock of the Fund which I (we) would possess if personally present. This proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting (including any adjournments, postponements, continuation or rescheduling thereof).

Do you have questions? If you have any questions about how to vote your proxy, please call toll-free (800) 591-6309. Representatives are available to assist you Monday through Friday 9:00am – 10:00pm Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on October 3, 2024. The proxy statement for this meeting is available at: https://vote.proxyonline.com/pioneer/docs/proxy.pdf

PROXY CARD

PIONEER MUNICIPAL HIGH INCOME FUND, INC. - COMMON

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement. Your signature(s) on this proxy card should be exactly as your name(s) appear on the reverse side of this proxy card. If the shares are held jointly, either owner may sign this proxy card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

_______________________________________________________________

SIGNATURE (AND TITLE IF APPLICABLE) DATE

_______________________________________________________________

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund’s Board of Directors. If you specify a vote for the Proposal, your proxy will be voted as you indicate. If you simply sign and date the proxy card, but don’t specify a vote for the Proposal, your shares will be voted “FOR” each Nominee listed in Proposal 1 below. The proxy will be voted in accordance with the proxy holders’ discretion as to any other business that may properly come before the Annual Meeting of Stockholders or any adjournments, postponements, continuation or rescheduling thereof.

THE FUND’S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH NOMINEE LISTED BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN
1.	To elect two Class III Directors of the Fund, as named in the proxy statement, each to serve until the third annual meeting following his or her election and until his or her successor is duly elected and qualifies:
	1a. Thomas J. Perna	○	○	○
	1b. Fred J. Ricciardi	○	○	○
2.	To consider and act upon any other business that may properly come before the Annual Meeting or any adjournments, postponements, continuation or rescheduling thereof.

THANK YOU FOR VOTING

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

Pioneer Municipal High Income Fund, Inc. - PREFERRED

(“MHI” or the “Fund”)

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 3, 2024

This proxy is solicited on behalf of the Board of Directors of the Fund. I (we) the undersigned holder(s) of shares of preferred stock of the Fund, having received notice of the meeting and proxy statement, and revoking all prior proxies, hereby appoint Lisa M. Jones, Christopher J. Kelley and Thomas Reyes, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of the Fund scheduled to be held on October 3, 2024, at 3:00 p.m. Eastern Time at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, MA 02110 and any adjournments, postponements, continuation or rescheduling thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of preferred stock of the Fund which I (we) would possess if personally present. This proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting (including any adjournments, postponements, continuation or rescheduling thereof).

Do you have questions? If you have any questions about how to vote your proxy, please call toll-free (800) 591-6309. Representatives are available to assist you Monday through Friday 9:00am – 10:00pm Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on October 3, 2024. The proxy statement for this meeting is available at: https://vote.proxyonline.com/pioneer/docs/proxy.pdf

PROXY CARD

Pioneer Municipal High Income Fund, Inc. - PREFERRED

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement. Your signature(s) on this proxy card should be exactly as your name(s) appear on the reverse side of this proxy card. If the shares are held jointly, either owner may sign this proxy card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

_______________________________________________________________

SIGNATURE (AND TITLE IF APPLICABLE) DATE

_______________________________________________________________

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund’s Board of Directors. If you specify a vote for the Proposal, your proxy will be voted as you indicate. If you simply sign and date the proxy card, but don’t specify a vote for the Proposal, your shares will be voted “FOR” each Nominee listed in Proposal 1 below. The proxy will be voted in accordance with the proxy holders’ discretion as to any other business that may properly come before the Annual Meeting of Stockholders or any adjournments, postponements, continuation or rescheduling thereof.

THE FUND’S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH NOMINEE LISTED BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN
1.	To elect three Class III Directors of the Fund, as named in the proxy statement, each to serve until the third annual meeting following his or her election and until his or her successor is duly elected and qualifies:
	1a. Thomas J. Perna	○	○	○
	1b. Fred J. Ricciardi	○	○	○
	1c. Craig C. MacKay	○	○	○
2.	To consider and act upon any other business that may properly come before the Annual Meeting or any adjournments, postponements, continuation or rescheduling thereof.

THANK YOU FOR VOTING